John Hancock Funds

                            Sovereign
                            Balanced
                              Fund


                        SEMIANNUAL REPORT

                         June 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER

Sovereign Asset Management Corp.
1235 Westlakes Drive
Berwyn, Pennsylvania 19312

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20% -- a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



By John F. Snyder III and Barry Evans, CFA, Co-Portfolio Managers

John Hancock
Sovereign Balanced Fund

Bull market extends into first half of 1997;
bonds remain in trading range


It doesn't get much better than this for stock investors. Halfway into 1997, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average have racked up gains of nearly 21%. And that comes on the heels of a spectacular year in 1996 when most major market indices posted returns well in excess of 20%.

The year got off to a bumpy start as investors fretted that a robust U.S. economy and spiraling inflation would prompt a series of interest-rate increases by the Federal Reserve Bank. Following the Fed's initial rate hike in March, however, strong evidence of a slowing economy helped investors shake off their inflationary fears. The potent combination of moderate growth and tame inflation -- in addition to ample market liquidity and continued strong corporate earnings -- fueled a stock market rally that lasted through the end of the period.

The stock market's huge gains overshadowed the performance of the bond market. Early in the period, bond prices fell and yields shot up as signs of stronger growth rekindled inflation fears. Toward the end of the period, bonds rallied back in response to more positive inflation news. The net result was that bond prices traded in a narrow range throughout the first half of the year, with the yield on the 30-year U.S. Treasury bond remaining between 6% and 7%.

"...strong
evidence of
a slowing
economy
helped
investors
shake off
their
inflationary
fears."

A 2" x 3 1/4" photo of the Fund management team. Caption reads:
"Sovereign Balanced Fund management team members: (l-r)
John Snyder, Barry Evans, Jere Estes".

Against this backdrop, John Hancock Sovereign Balanced Fund turned in a solid performance. For the six months ended June 30, 1997, John Hancock Sovereign Balanced Fund's Class A and Class B shares returned 10.43% and 9.96%, respectively, at net asset value. By comparison, the average balanced fund returned 10.21%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into three sections. Going from top right to left:
Short-Term Investments & Other 6%; Stocks 65%; Bonds 29%. Footnote below states "As a percentage of net assets on June 30, 1997."

"We
continued
to trim
our bond
exposure..."

Larger stock holdings boost performance

Much of the Fund's strong performance was due to our largest holdings. Buoyed by successful new product developments and strong underlying fundamentals, pharmaceutical companies Abbott Laboratories and Johnson & Johnson posted attractive returns. Retail behemoths Wal-Mart and Home Depot also turned in strong performances. After being the market laggards in 1996, these stocks looked relatively inexpensive. Their attractive valuations, coupled with their growing market shares, enticed more investors into the stocks, pushing prices up steadily over the last six months. Finally, McGraw-Hill was another winner. This publishing giant is benefiting from its successful Standard & Poor's franchise and from being a leading textbook publisher as many states are currently ordering replacement textbooks.

Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is "Eli Lilly" followed by an up arrow and the phrase "New product developments, strong fundamentals." The second listing is "Gannett Co." followed by an up arrow and the phrase "Increased advertising, lower paper costs." The third listing is "Rockwell International" followed by a down arrow and the phrase "Price pressures in semiconductor business." Footnote below states "See "Schedule of Investments." Investment holdings are subject to change."

Rockwell International, on the other hand, didn't fare quite as well. Heavy publicity surrounding price competition in the company's semiconductor business has put pressure on the stock. However, semiconductors comprise only about 20% of Rockwell's total revenues. Once investors recognize this, we are confident that the stock will bounce back.

As discussed in the annual report six months ago, we've continued to pare back our larger stock holdings in favor of other investments. After such strong performance, we felt holdings such as Procter & Gamble and Pfizer had reached their fair valuations and were ripe for profit taking. In turn, we've added to investments with more attractive valuations and growth potential. Examples include Sigma Aldrich, a specialty chemical manufacturer and Bemis, a flexible packaging company. Both companies dominate their respective industries and continue to gain market share by introducing new products and outdoing their weaker competitors.

Trimming bonds; maintaining neutral duration

We continued to trim our bond exposure during the period and redeploy the assets into stocks. We believed that stocks offered more potential and that certainly held true in the first half of 1997. By the end of June, our bond position was down to 29% of the Fund's net assets. Our focus remained primarily on intermediate U.S. Treasuries. We did, however, increase our stake in mortgage-backed securities, given their attractive yields.

A bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1997." The chart is scaled in increments of 2% from top to bottom, with 12% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 10.43% total return of John Hancock Sovereign Balanced Fund: Class A. The second represents the 9.96% total return of John Hancock Sovereign Balanced Fund: Class B. The third represents the 10.21% total return of the average balanced fund.
Footnote below reads: "Total returns for John Hancock Sovereign Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc.1 See the following two pages for historical performance information."

We also maintained a neutral duration -- in the range of 4.8 to 5.2 years. Duration is a measure of how sensitive the Fund's share price is to interest-rate changes. The shorter the duration, the less sensitive the share price. Given the interest-rate uncertainty plaguing market in the first half of the year, we used a neutral duration to protect the Fund's share price against price volatility.

Outlook

On the bond side, we expect to see more of the same over the next several months. Bond prices are likely to remain in their current trading range as investors anticipate the Federal Reserve's next interest-rate hike. Given that, we plan to stick with our neutral bond position for the time being.

On the stock side, we're still optimistic, even given the market's current levels. Having said that, however, we caution investors to temper their expectations for the future. It is unrealistic to expect that stocks will continue to rack up returns of 20% and more -- as we saw in 1996 and the first half of 1997. Eventually, stock returns will drop back to their historical levels of 8% to 10% annually.

Now more than ever, investors will have to be more selective in their stock selection. We believe our discipline of only investing in stocks with a history of rising dividends will continue to serve shareholders, especially if the market gets choppy. And if higher interest rates begin to take hold in the second half of the year, we expect that the economy and, in turn, corporate profits will start to weaken. In that event, we're likely to see more earnings disappointments as 1997 progresses. It will be critical to invest in those stable growth companies with clear industry leadership. Companies that can grow earnings in the double digits will be few and far between. That bodes well for the high-quality growth companies in which Sovereign Balanced Fund invests.

"It will be
critical to
invest in
those stable
growth
companies
with clear
industry
leadership."
------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Balanced Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                            ONE               LIFE OF
                            YEAR               FUND
                      --------------     ----------------

John Hancock
Sovereign Balanced
Fund: Class A              11.70%             60.78%(1)
John Hancock
Sovereign Balanced
Fund: Class B              11.68%             61.77%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1997

                            ONE               LIFE OF
                            YEAR               FUND
                      --------------     ----------------
John Hancock
Sovereign Balanced
Fund: Class A              11.70%             10.55%(1)
John Hancock
Sovereign Balanced
Fund: Class B              11.68%             10.69%(1)

YIELDS

As of June 30, 1997

                                            SEC 30-DAY
                                               YIELD
                                         ----------------

John Hancock Sovereign
Balanced Fund: Class A                         2.37%
John Hancock Sovereign
Balanced Fund: Class B                         1.80%

Notes to Performance
(1) Class A and Class B shares started on October 5, 1992.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Balanced Fund would be worth on June 30, 1997. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Sovereign Balanced Fund
Class A shares

Line chart with the heading Sovereign Balanced Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $23,880 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $16,924 as of June 30, 1997. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $16,078 as of June 30, 1997.


Sovereign Balanced Fund
Class B shares

Line chart with the heading Sovereign Balanced Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $23,880 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $16,377 as of June 30, 1997. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $16,177 as of June 30, 1997.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $82,774,137)                                          $112,763,875
Corporate bonds (cost - $25,621,100)                            25,108,296
United States government and agencies securities
(cost - $24,461,360)                                            24,485,143
Joint repurchase agreement (cost - $7,391,000)                   7,391,000
Corporate savings account                                           11,044
                                                             -------------
                                                               169,759,358
                                                             -------------
Receivable for investments sold                                  3,864,588
Receivable for shares sold                                          11,018
Dividends receivable                                               116,795
Interest receivable                                              1,125,229
Deferred organization expenses - Note A                              6,353
Other assets                                                         9,418
                                                             -------------
Total Assets                                                   174,892,759
--------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                1,535,600
Payable for shares repurchased                                      34,020
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                             48,292
Accounts payable and accrued expenses                              148,050
                                                             -------------
Total Liabilities                                                1,765,962
--------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                132,022,007
Accumulated net realized gain on investments                    11,570,136
Net unrealized appreciation of investments                      29,502,390
Undistributed net investment income                                 32,264
                                                             -------------
Net Assets                                                    $173,126,797
==========================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - 30,000,000 shares authorized
per class with $0.01 par value per share)
Class A - $77,267,799 / 5,784,691                                   $13.36
==========================================================================
Class B - $95,858,998 / 7,178,019                                   $13.35
==========================================================================
Maximum Offering Price Per Share*
Class A - ($13.36 x 105.26%)                                        $14.06
==========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------
Investment Income:
Interest                                                        $2,404,568
Dividends                                                        1,035,884
                                                             -------------
                                                                 3,440,452
                                                             -------------
Expenses:
Investment management fee - Note B                                 495,373
Distribution and service fee - Note B
Class A                                                            110,491
Class B                                                            457,320
Transfer agent fee - Note B                                        179,482
Registration and filing fees                                        27,348
Custodian fee                                                       20,919
Auditing fee                                                        18,579
Financial services fee - Note B                                     15,480
Organization expense - Note A                                       11,855
Trustees' fees                                                       7,421
Printing                                                             7,286
Miscellaneous                                                        3,044
Legal fees                                                           1,472
                                                             -------------
Total Expenses                                                   1,356,070
--------------------------------------------------------------------------
Net Investment Income                                            2,084,382
--------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                            8,933,869
Change in net unrealized appreciation/depreciation
of investments                                                   5,206,611
                                                             -------------
Net Realized and Unrealized
Gain on Investments                                             14,140,480
--------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                      $16,224,862
==========================================================================

See notes to financial statements.





Statement of Changes in Net Assets

                                                                                   SIX MONTHS ENDED
                                                                      YEAR ENDED    JUNE 30, 1997
                                                                  DECEMBER 31, 1996   (UNAUDITED)
                                                                     -------------  -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                   $4,690,230     $2,084,382
Net realized gain on investments
sold                                                                     8,918,977      8,933,869
Change in net unrealized
appreciation/depreciation of
investments                                                              4,175,398      5,206,611
                                                                     -------------  -------------
Net Increase in Net Assets
Resulting from Operations                                               17,784,605     16,224,862
                                                                     -------------  -------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.4113 and $0.1825
per share, respectively)                                                (2,342,425)    (1,059,668)
Class B - ($0.3257 and $0.1369
per share, respectively)                                                (2,357,069)      (984,621)
Distributions from net realized
gain on investments sold
Class A - ($0.4733 and none per
share, respectively)                                                    (2,627,891)            --
Class B - ($0.4733 and none per
share, respectively)                                                    (3,369,351)            --
                                                                     -------------  -------------
Total Distributions to Shareholders                                    (10,696,736)    (2,044,289)
                                                                     -------------  -------------
From Fund Share Transactions - Net*:                                    (2,627,744)    (3,151,489)
                                                                     -------------  -------------
Net Assets:
Beginning of period                                                    157,637,588    162,097,713
                                                                     -------------  -------------
End of period (including distributions
in excess of net investment income of
$7,829 and undistributed
net investment income of $32,264,
respectively)                                                         $162,097,713   $173,126,797
                                                                     =============  =============

* Analysis of Fund Share Transactions:

                                                                          SIX MONTHS ENDED
                                                 YEAR ENDED                 JUNE 30, 1997
                                              DECEMBER 31, 1996               (UNAUDITED)
                                      ----------------------------- -----------------------------
                                            SHARES         AMOUNT         SHARES         AMOUNT
                                      -------------- -------------- -------------- --------------
CLASS A
Shares sold                                  816,219     $9,909,760        568,406     $7,213,293
Shares issued to shareholders in
reinvestment of distributions                391,011      4,778,423         78,357      1,012,523
                                       -------------  -------------  -------------  -------------
                                           1,207,230     14,688,183        646,763      8,225,816
Less shares repurchased                   (1,345,458)   (16,427,737)      (667,123)    (8,525,432)
                                       -------------  -------------  -------------  -------------
Net decrease                                (138,228)   ($1,739,554)       (20,360)     ($299,616)
                                       =============  =============  =============  =============
CLASS B
Shares sold                                  839,251    $10,238,843        363,128     $4,602,113
Shares issued to shareholders
in reinvestment of distributions             425,371      5,201,478         68,233        881,672
                                       -------------  -------------  -------------  -------------
                                           1,264,622     15,440,321        431,361      5,483,785
Less shares repurchased                   (1,338,200)   (16,328,511)      (658,165)    (8,335,658)
                                       -------------  -------------  -------------  -------------
Net decrease                                 (73,578)     ($888,190)      (226,804)   ($2,851,873)
                                       =============  =============  =============  =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

                                                                       YEAR ENDED DECEMBER 31,             SIX MONTHS ENDED
                                                                                                            JUNE 30, 1997
                                                        1992(1)     1993       1994       1995      1996    (UNAUDITED)
                                                       --------   --------   --------   --------  --------  -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                     $10.00     $10.19     $10.74      $9.84    $11.75       $12.27
                                                       --------   --------   --------   --------  --------     --------
Net Investment Income                                      0.04(2)    0.46       0.50       0.44(2)   0.41(2)      0.18(2)
Net Realized and Unrealized Gain (Loss)
on Investments                                             0.20       0.68      (0.88)      1.91      0.99         1.09
                                                       --------   --------   --------   --------  --------     --------
Total from Investment Operations                           0.24       1.14      (0.38)      2.35      1.40         1.27
                                                       --------   --------   --------   --------  --------     --------
Less Distributions:
Dividends from Net Investment Income                      (0.05)     (0.45)     (0.50)     (0.44)    (0.41)       (0.18)
Distributions from Net Realized Gain
on Investments Sold                                          --      (0.14)     (0.02)        --     (0.47)          --
                                                       --------   --------   --------   --------  --------     --------
Total Distributions                                       (0.05)     (0.59)     (0.52)     (0.44)    (0.88)       (0.18)
                                                       --------   --------   --------   --------  --------     --------
Net Asset Value, End of Period                           $10.19     $10.74      $9.84     $11.75    $12.27       $13.36
                                                       ========   ========   ========   ========  ========     ========
Total Investment Return at Net
Asset Value (3)                                            2.37%(4)  11.38%     (3.51%)    24.23%    12.13%       10.43%(4)
Total Adjusted Investment Return at
Net Asset Value (3,5)                                      2.34%(4)     --         --         --        --           --
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $5,796    $62,218    $61,952    $69,811   $71,242      $77,268
Ratio of Expenses to Average Net Assets                    2.79%(6)   1.45%      1.23%      1.27%     1.29%        1.25%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7)                                     2.94%(6)     --         --         --        --           --
Ratio of Net Investment Income to
Average Net Assets                                         3.93%(6)   4.44%      4.89%      3.99%     3.33%        2.91%(6)
Ratio of Adjusted Net Investment
Income to Average Net Assets (7)                           3.78%(6)     --         --         --        --           --
Portfolio Turnover Rate                                       0%        85%        78%        45%       80%          75%
Fee Reduction Per Share                                 $0.0016        N/A        N/A        N/A       N/A          N/A
Average Brokerage Commission Rate (8)                       N/A        N/A        N/A        N/A   $0.0700      $0.0700

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





                                                                       YEAR ENDED DECEMBER 31,            SIX MONTHS ENDED
                                                                                                            JUNE 30, 1997
                                                        1992(1)     1993       1994       1995      1996     (UNAUDITED)
                                                       --------   --------   --------   --------  --------   -----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                                $10.00     $10.20     $10.75      $9.84    $11.74       $12.27
                                                       --------   --------   --------   --------  --------     --------
Net Investment Income                                      0.03(2)    0.37       0.43       0.36(2)   0.32(2)      0.14(2)
Net Realized and Unrealized
Gain (Loss) on Investments                                 0.20       0.70      (0.89)      1.90      1.01         1.08
                                                       --------   --------   --------   --------  --------     --------
Total from Investment Operations                           0.23       1.07      (0.46)      2.26      1.33         1.22
                                                       --------   --------   --------   --------  --------     --------
Less Distributions:
Dividends from Net
Investment Income                                         (0.03)     (0.38)     (0.43)     (0.36)    (0.33)       (0.14)
Distributions from Net Realized
Gain on Investments Sold                                     --      (0.14)     (0.02)        --     (0.47)          --
                                                       --------   --------   --------   --------  --------     --------
Total Distributions                                       (0.03)     (0.52)     (0.45)     (0.36)    (0.80)       (0.14)
                                                       --------   --------   --------   --------  --------     --------
Net Asset Value, End of Period                           $10.20     $10.75      $9.84     $11.74    $12.27       $13.35
                                                       ========   ========   ========   ========  ========     ========

Total Investment Return at Net
Asset Value (3)                                            2.29%(4)  10.63%     (4.22%)    23.30%    11.46%        9.96%(4)
Total Adjusted Investment Return
at Net Asset Value (3,5)                                   2.26%(4)     --         --         --        --           --
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                          $14,311    $78,775    $79,176    $87,827   $90,855      $95,859
Ratio of Expenses to Average
Net Assets                                                 3.51%(6)   2.10%      1.87%      1.96%     1.99%        1.95%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7)                                     3.66%(6)     --         --         --        --           --
Ratio of Net Investment Income to
Average Net Assets                                         3.21%(6)   4.01%      4.25%      3.31%     2.63%        2.21%(6)
Ratio of Adjusted Net Investment
Income to Average Net Assets (7)                           3.06%(6)     --         --         --        --           --
Portfolio Turnover Rate                                       0%        85%        78%        45%       80%          75%
Fee Reduction Per Share                                 $0.0012        N/A        N/A        N/A       N/A          N/A
Average Brokerage Commission Rate (8)                       N/A        N/A        N/A        N/A   $0.0700      $0.0700

(1) Class A and Class B shares commenced operations on October 5, 1992. This period is covered by the report of other independent auditors (not included herein).
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculated that does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.





Schedule of Investments
June 30, 1997 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks.

The Schedule of Investments is a complete list of all securities owned by the Sovereign
Balanced Fund on June 30, 1997. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                          COMPOUND
        NUMBER                                                                             GROWTH      MARKET
       OF SHARES                                                                            RATE        VALUE
       ---------                                                                         ---------    ---------
COMMON STOCKS (64.84%)

Advertising (1.77%)
          50,000 Interpublic Group, Inc. @ 61 5/16                                                     $3,065,625
                 One of the largest advertising agencies                                            -------------
                 in the world
                 Earnings P/S $ .91, 1.05, 1.12, 1.17, 1.32, 1.39, 1.69, 1.89, 1.69, 2.60     12.4%
                 Dividends P/S $ .22, .26, .32, .37, .41, .45, .49, .55, .61, .67             13.2%
                 Price/Earnings Ratio                                               24.6

Aerospace (1.19%)
          35,000 Rockwell International Corp. @ 59                                                      2,065,000
                 Leading producer of aerospace, automotive                                          -------------
                 and electronics products
                 Earnings P/S $1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79      7.5%
                 Dividends P/S $.66, .72, .77, .82, .88, .92, .96, 1.04, 1.10, 1.16            6.5%
                 Price/Earnings Ratio                                               14.7

Banks (4.88%)
          44,000 Banc One Corp. @ 48 7/16                                                               2,131,250
                 Ohio-based bank holding company
                 Earnings P/S $ 1.56, 1.66, 1.83, 1.64, 1.75, 2.27, 2.70, 2.16, 3.00, 3.32     8.8%
                 Dividends P/S $ .45, .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36          13.1%
                 Price/Earnings Ratio                                               14.7
          45,000 BB&T Corp. @ 45                                                                        2,025,000
                 Multi-regional bank holding company
                 Earnings P/S $ 1.14, 1.12, 1.33, 1.04, 1.43, 1.92, .09, 1.61, 2.43, 2.66      9.9%
                 Dividends P/S $ .34, .36, .39, .42, .46, .50, .64, .74, .86, 1.00            12.7%
                 Price/Earnings Ratio                                               17.1
          30,000 First Tennessee National Corp. @ 48                                                    1,440,000
                 Tennessee-based bank holding company
                 Earnings P/S $ 1.10, .65, .98, 1.23, 1.50, 1.62, 1.77, 2.08, 2.47, 2.72      10.6%
                 Dividends P/S $ .40, .43, .49, .54, .57, .63, .75, .87, .97, 1.10            11.9%
                 Price/Earnings Ratio                                               17.9
          10,000 First Union Corp. @ 92 1/2                                                               925,000
                 North Carolina-based bank holding company
                 Earnings P/S $ 1.10, .65, .98, 2.52, 2.37, 2.92, 4.71, 4.62, 4.70, 6.17      21.1%
                 Dividends P/S $ .77, .86, 1.00, 1.08, 1.12, 1.28, 1.50, 1.72, 1.96, 2.20     12.4%
                 Price/Earnings Ratio                                               15.7
          30,000 NationsBank Corp. @ 64 1/2                                                             1,935,000
                 Largest superregional bank in the Southeast
                 Earnings P/S $ 1.44, 2.22, 1.31, .38, .70, 2.21, 2.71, 3.10, 3.63, 4.12      12.4%
                 Dividends P/S $ .43, .47, .55, .71, .74, .755, .82, .94, 1.04, 1.20          12.1%
                 Price/Earnings Ratio                                               16.2
                                                                                                    -------------
                                                                                                        8,456,250
                                                                                                    -------------
Beverages (1.52%)
          70,000 PepsiCo, Inc. @ 37 9/16                                                                2,629,375
                 Second largest soft drink company                                                  -------------
                 Earnings P/S $ .49, .57, .68, .70, .69, .82, 1.00, 1.14, 1.04, .75            4.8%
                 Dividends P/S $ .11, .14, .16, .19, .23, .26, .31, .35, .39, .45             16.9%
                 Price/Earnings Ratio                                               36.1

Building (1.27%)
         120,000 RPM, Inc. @ 18 3/8                                                                     2,205,000
                 Manufacturer of specialty chemicals and                                            -------------
                 coatings to waterproof and rustproof structures
                 Earnings P/S $ .38, .45, .42, .40, .50, .44, .73, .81, .89, .97              11.0%
                 Dividends P/S $.21, .25, .27, .30, .34, .37, .39, .42, .46, .49               9.9%
                 Price/Earnings Ratio                                               19.3

Chemicals (1.21%)
          60,000 Sigma-Aldrich Corp. @ 35 1/16                                                          2,103,750
                 Manufacturer of biochemical and organic                                            -------------
                 products used for research and diagnostics
                 Earnings P/S $ .575, .65, .72, .59, .84, .99, .1.11, 1.14, 1.36, 1.52        11.4%
                 Dividends P/S $ .075, .085, .095, .10, .115, .13, .15, .17, .19, .2275       13.1%
                 Price/Earnings Ratio                                               22.9

Computers (3.84%)
          60,000 Automatic Data Processing, Inc. @ 47                                                   2,820,000
                 Largest independent computing services
                 firm in the U.S.
                 Earnings P/S $ .54, .62, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74         13.9%
                 Dividends P/S $ .11, .13, .15, .17, .20, .23, .26, .29, .35, .42             16.1%
                 Price/Earnings Ratio                                               27.6
          25,000 Electronic Data Systems Corp. @ 41                                                     1,025,000
                 Provides information technology services
                 to companies worldwide
                 Earnings P/S $ .79, .91, 1.04, 1.03, 1.21, 1.37, 1.55, 1.77, 1.99, .84        0.7%
                 Dividends P/S $ .13, .17, .24, .28, .32, .36, .40, .48, .52, .60             18.5%
                 Price/Earnings Ratio                                               50.5
          50,000 Hewlett-Packard Co. @ 56                                                               2,800,000
                 Manufactures and services electronic
                 measurement, analysis and computation
                 instruments
                 Earnings P/S $ 1.25, 1.68, 1.76, .77, .83, .93, .86, 1.31, 1.92, 2.63         8.6%
                 Dividends P/S $ .06, .07, .10, .11, .13, .20, .24, .29, .38, .46             25.4%
                 Price/Earnings Ratio                                               22.1
                                                                                                    -------------
                                                                                                        6,645,000
                                                                                                    -------------

Containers (1.50%)
          60,000 Bemis Company, Inc. @ 43 1/4                                                           2,595,000
                 Producer of a broad range of flexible                                              -------------
                 packaging and equipment and pressure
                 sensitive materials
                 Earnings P/S $ .74, .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86         10.8%
                 Dividends P/S $.18, .22, .30, .36, .42, .46, .50, .54, .64, .72              16.7%
                 Price/Earnings Ratio                                               24.4

Diversified Operations (4.27%)
          50,000 DuPont (E.I.) De Nemours &
                 Co. @ 62 7/8                                                                           3,143,750
                 Nation's largest chemical manufacturer
                 Earnings P/S $ 1.52, 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.89, 3.35        9.2%
                 Dividends P/S $ .55, .625, .725, .81, .84, .87, .88, .91, 1.015, 1.115        8.2%
                 Price/Earnings Ratio                                               19.0
          70,000 Federal Signal Corp. @ 25 1/8                                                          1,758,750
                 Manufactures fire trucks and street sweepers,
                 as well as public safety, signaling and
                 communications equipment
                 Earnings P/S $ .41, .50, .66, .62, .69, .70, .88, 1.08, 1.16, 1.40           14.6%
                 Dividends P/S $ .15, .16, .19, .22, .27, .32, .36, .42, .50, .58             16.2%
                 Price/Earnings Ratio                                               18.2
         100,000 Ikon Office Solutions, Inc. @ 24 15/16                                                 2,493,750
                 Distributor of office and paper products
                 Earnings P/S $ 1.15, 1.96, .91, .81, 1.04, 1.18, .05, .74, 1.55, .97          NMF
                 Dividends P/S $ .26, .28, .31, .34, .36, .37, .39, .41, .43, .45              6.3%
                 Price/Earnings Ratio                                               27.6
                                                                                                    -------------
                                                                                                        7,396,250
                                                                                                    -------------

Electronics (8.86%)
          80,000 AMP, Inc. @ 41 3/4                                                                     3,340,000
                 World's largest manufacturer of electrical/
                 electronic connectors
                 Earnings P/S $ 1.48, 1.32, 1.35, 1.31, 1.23, 1.39, 1.44, 1.83, 2.01, 1.24     NMF
                 Dividends P/S $ .43, .50, .60, .68, .72, .76, .80, .84, .92, 1.00             9.8%
                 Price/Earnings Ratio                                               36.7
          64,000 Emerson Electric Co. @ 55 1/16                                                         3,524,000
                 Produces and sells electrical/electronic
                 products and systems
                 Earnings P/S $ 1.16, 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39     8.4%
                 Dividends P/S $ .49, .515, .58, .64, .67, .70, .735, .80, .92, 1.005          8.3%
                 Price/Earnings Ratio                                               23.1
          54,000 General Electric Co. @ 65 3/8                                                          3,530,250
                 Dominant force in home appliances,
                 electrical power, and financial services
                 Earnings P/S $ .94, 1.09, 1.22, 1.26, 1.28, 1.12, 1.57, 1.84, 2.07, 2.34     10.7%
                 Dividends P/S $ .325, .35, .41, .47, .51, .56, .63, .72, .82, .92            12.3%
                 Price/Earnings Ratio                                               29.7
          50,000 Hubbell, Inc. Class B @ 44                                                             2,200,000
                 Manufacturer of electrical and
                 electronic products
                 Earnings P/S $ .97, 1.13, 1.26, 1.21, 1.33, 1.42, 1.01, 1.66, 1.87, 2.16      9.3%
                 Dividends P/S $ .375, .425, .535, .625, .70, .755, .775, .81, .92, 1.02      11.8%
                 Price/Earnings Ratio                                               22.6
          35,000 Grainger (W.W.), Inc. @ 78 3/16                                                        2,736,562
                 Leading distributor of electrical equipment
                 Earnings P/S $ 1.57, 1.96, 2.19, 2.31, 2.38, 2.70, 3.04, 2.61, 3.70, 4.09    11.2%
                 Dividends P/S $ .39, .43, .50, .57, .61, .65, .71, .78, .89, .98             10.8%
                 Price/Earnings Ratio                                               20.7
                                                                                                    -------------
                                                                                                       15,330,812
                                                                                                    -------------

Food (2.41%)
         120,000 Archer-Daniel Midland Co. @ 23 1/2                                                     2,820,000
                 Processes and merchandises
                 agricultural products
                 Earnings P/S $ .62, .75, .85, .73, .79, .87, .81, 1.25, 1.40, .74             2.0%
                 Dividends P/S $ .028, .029, .034, .048, .05, .053, .056, .066, .116, .193    23.9%
                 Price/Earnings Ratio                                               31.7
          80,000 Flowers Industries @ 16 13/16                                                          1,345,000
                 Produces and sells baked goods, snacks and
                 convenience foods to sell to groceries, food
                 services and restaurants throughout the U.S.
                 Earnings P/S $ ..53, .38, .37, .36, .35, .46, .45, .42, .44, .62              1.8%
                 Dividends P/S $ ..18, .21, .24, .28, .30, .32, .34, .35, .37, .40             9.3%
                 Price/Earnings Ratio                                               27.6
                                                                                                    -------------
                                                                                                        4,165,000
                                                                                                    -------------

Insurance (3.47%)
          35,000 AFLAC Corp. @ 47 1/4                                                                   1,653,750
                 Global specialty insurer
                 Earnings P/S $ .72, .53, .77, .82, 1.03, 1.26, 1.65, 2.01, 2.38, 2.78        16.2%
                 Dividends P/S $ .12, .13, .15, .18, .20, .23, .26, .30, .34, .39             14.0%
                 Price/Earnings Ratio                                               18.4
          10,000 General RE Corp. @ 182                                                                 1,820,000
                 Broadly based re-insurance organization
                 Earnings P/S $ 5.04, 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02 10.59, 11.08    9.2%
                 Dividends P/S $ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04    8.2%
                 Price/Earnings Ratio                                               17.2
          34,700 Reliastar Financial Corp. @ 73 1/8                                                     2,537,437
                 Financial services company engaged in
                 life/health insurance and consumer finance
                 Earnings P/S $ 1.58, 2.07, 1.99, 1.96, 1.67, 2.26, 2.83, 3.48, 4.62, 5.04    13.8%
                 Dividends P/S $ .47, .57, .59, .65, .69, .73, .79, .88, .98, 1.09             9.8%
                 Price/Earnings Ratio                                               15.4
                                                                                                    -------------
                                                                                                        6,011,187
                                                                                                    -------------
Machinery (3.14%)
          35,000 Dover Corp. @ 61 1/2                                                                   2,152,500
                 Manufactures a variety of specialized
                 industrial products
                 Earnings P/S $ 1.11, 1.14, 1.28, 1.23, 1.09, 1.16, 1.46, 1.93, 2.60, 3.47    13.5%
                 Dividends P/S $ .26, .31, .35, .38, .41, .43, .45, .49, .56, .64             10.5%
                 Price/Earnings Ratio                                               18.3
         100,000 Pentair, Inc. @ 32 7/8                                                                 3,287,500
                 Manufactures enclosures for electrical,
                 electronic, woodworking and power
                 tool equipment
                 Earnings P/S $ 1.12, .95, .80, .89, 1.11, 1.11, 1.14, 1.32, 1.54, 1.91        6.1%
                 Dividends P/S $ .21, .22, .27, .29, .31, .33, .34, .36, .40, .50             10.1%
                 Price/Earnings Ratio                                               18.1
                                                                                                    -------------
                                                                                                        5,440,000
                                                                                                    -------------
Media (1.02%)
          30,000 McGraw-Hill Companies, Inc.
                 @ 58 13/16                                                                             1,764,375
                 Provides informational products and services                                       -------------
                 for business and industry
                 Earnings P/S $ 1.92, .91, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.30, 4.95      11.1%
                 Dividends P/S $ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32      5.2%
                 Price/Earnings Ratio                                               12.3

Medical (7.67%)
          50,000 Abbott Laboratories @ 66 3/4                                                           3,337,500
                 Major pharmaceutical and healthcare firm
                 Earnings P/S $ .84, .97, 1.11, 1.19, 1.38, 1.58, 1.77, 2.01, 2.28, 2.57       5.2%
                 Dividends P/S $ .24, .29, .34, .40, .48, .58, .66, .74, .82, .93             16.2%
                 Price/Earnings Ratio                                               24.9
          30,000 American Home Products Corp.
                 @ 76 1/2                                                                               2,295,000
                 Leading manufacturer of ethical
                 pharmaceuticals
                 Earnings P/S $ 1.60, 1.77, 1.96, 3.07, 1.85, 2.26, 2.39, 3.48, 1.84, 3.09     7.6%
                 Dividends P/S $ .83, .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51, 1.57       7.3%
                 Price/Earnings Ratio                                               25.2
          45,000 Baxter International, Inc. @ 52 1/4                                                    2,351,250
                 The company operates four divisions: renal,
                 biotech, cardiovascular and intravenous
                 systems for international distribution
                 Earnings P/S $ 1.30, 1.49, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86    NMF
                 Dividends P/S $ .41, .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11           11.7%
                 Price/Earnings Ratio                                               67.1
          57,000 Johnson & Johnson @ 64 3/8                                                             3,669,375
                 Major producer of prescription and
                 non-prescription drugs, toiletries,
                 medical instruments and supplies
                 Earnings P/S $ .71, .80, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26        13.7%
                 Dividends P/S $ .20, .24, .28, .33, .39, .45, .51, .57, .64, .74             15.7%
                 Price/Earnings Ratio                                               27.7
          20,000 Medtronic, Inc. @ 81                                                                   1,620,000
                 Leading manufacturer of medical devices
                 and instruments
                 Earnings P/S $ .40, .46, .48, .56, .68, .89, 1.01, 1.28, 1.94, 2.23          21.0%
                 Dividends P/S $ .06, .07, .09, .10, .12, .14, .17, .21, .26, .32             20.4%
                 Price/Earnings Ratio                                               41.2
                                                                                                    -------------
                                                                                                       13,273,125
                                                                                                    -------------
Metal (0.85%)
          80,000 Worthington Industries, Inc. @ 18 5/16                                                 1,465,000
                 Manufactures metal and plastic products                                            -------------
                 Earnings P/S $ .61, .70, .61, .50, .63, .74, .94, 1.29, 1.01, .96             5.2%
                 Dividends P/S $ .17, .19, .23, .26, .28, .32, .34, .39, .43, .47             20.8%
                 Price/Earnings Ratio                                               20.4

Office (1.00%)
          25,000 Pitney Bowes, Inc. @ 69 1/2                                                            1,737,500
                 Manufactures office automation equipment                                           -------------
                 Earnings P/S $ 1.54, 1.19, 1.34, 1.35, 1.79, 1.98, 1.99, 2.33, 2.75, 3.23     8.6%
                 Dividends P/S $ .38, .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38          15.4%
                 Price/Earnings Ratio                                               22.1

Oil & Gas (3.07%)
          40,000 Mobil Corp. @ 69 7/8                                                                   2,795,000
                 One of the largest integrated, international
                 oil companies with interest in petrochemicals
                 and plastics
                 Earnings P/S $ 5.07, 4.40, 4.60, 4.65, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07     NMF
                 Dividends P/S $ 1.10, 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96    6.6%
                 Price/Earnings Ratio                                               18.9
          20,000 Shell Transport & Trading Co., PLC
                 American Depositary Receipts
                 (United Kingdom) @ 125 3/4                                                             2,515,000
                 Explores, processes and delivers petroleum
                 Earnings P/S $ 3.34, 2.99, 3.57, 3.48, 3.45, 3.18, 2.68, 3.62, 3.90, 4.57     3.6%
                 Dividends P/S $ 16.0, 17.0, 18.4, 20.1, 20.9, 21.9, 24.0, 27.1, 28.8, 34.8    9.0%
                 Price/Earnings Ratio                                               15.7
                  * Earnings per share per ADR in $
                 ** Dividends in pence per ordinary share
                                                                                                    -------------
                                                                                                        5,310,000
                                                                                                    -------------

Paper & Paper Products (1.44%)
          50,000 Kimberly-Clark Corp. @ 49 3/4                                                          2,487,500
                 Leading producer of consumer and
                 personal care products
                 Earnings P/S $ 1.18, 1.315, 1.35, 1.36, 1.63, 1.06, 1.63, 1.60, .27, 2.59     9.1%
                 Dividends P/S $ .35, .39, .63, .66, .74, .795, .835, .855, .88, .92          11.3%
                 Price/Earnings Ratio                                               20.4

Retail (5.81%)
          20,000 Home Depot, Inc. @ 68 15/16                                                            1,378,750
                 Operates a chain of retail building supply/
                 home improvement "warehouse" stores
                 Earnings P/S $ .42, .46, .23, .32, .43, .59, .73, .91, 1.08, 1.38            14.1%
                 Dividends P/S $ .053, .06, .073, .08, .087, .093, .10, .113, .126, .14       11.4%
                 Price/Earnings Ratio                                               32.5
          82,000 Pep Boys - Manny, Moe & Jack (The)
                 @ 34 1/16                                                                              2,793,125
                 Retailer of automotive parts and accessories
                 Earnings P/S $ .76, .63, .66, .63, .75, .93, 1.13, 1.30, 1.40, 1.66           9.1%
                 Dividends P/S $ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21             11.3%
                 Price/Earnings Ratio                                               20.5
          80,000 Sysco Corp. @ 36 1/2                                                                   2,920,000
                 Largest distributor of food service products
                 Earnings P/S $ .45, .60, .73, .81, .90, 1.00, 1.16, 1.33, 1.48, 1.65         15.5%
                 Dividends P/S $ .07, .08, .09, .10, .14, .22, .28, .36, .44, .52             25.0%
                 Price/Earnings Ratio                                               22.8
          80,000 Unisource Worldwide @ 16                                                               1,280,000
                 Markets and distributes paper products and
                 supply systems in North America.
                 Earnings P/S $.83, (.96),1.31,1.56,.89                                        2.3%
                 Dividends P/S $.23,.24,.27,.30,.31,.33,.34,.36,.37,.40                        8.0%
                 Price/Earnings Ratio                                               18
          50,000 Wal-Mart Stores, Inc. @ 33 13/16                                                       1,690,625
                 Operates chain of discount department stores
                 Earnings P/S $ .37, .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38          15.4%
                 Dividends P/S $ .03, .04, .06, .07, .09, .11, .13, .17, .20, .21             24.1%
                 Price/Earnings Ratio                                               25.7
                                                                                                    -------------
                                                                                                       10,062,500
                                                                                                    -------------
Utilities (4.65%)
          50,000 Century Telephone Enterprise, Inc.
                 @ 33 11/16                                                                             1,684,375
                 Louisiana based telecommunications company
                 Earnings P/S $ .51, .67, .63, .67, .89, 1.32, 1.39, 1.99, 1.99, 2.20         17.6%
                 Dividends P/S $ .253, .264, .272, .280, .287, .293, .310, .320, .330, .360    9.0%
                 Price/Earnings Ratio                                               15.9
          30,000 Duke Energy Corp. @ 47 15/16                                                           1,438,125
                 Generates, transmits, distributes and sells
                 electric energy in the Piedmont sections of
                 North and South Carolina
                 Earnings P/S $ 2.57, 2.40, 2.60, 2.44, 2.44, 2.39, 2.96, 3.01, 3.21, 3.31     2.9%
                 Dividends P/S $ 1.37, 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08    4.8%
                 Price/Earnings Ratio                                               14.7
          50,000 National Fuel Gas Co. @ 41 15/16                                                       2,096,875
                 Integrated natural gas system serving
                 N.Y., PA. and Ohio
                 Earnings P/S $ 1.65, 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96     6.7%
                 Dividends P/S $ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67    3.8%
                 Price/Earnings Ratio                                               14.2
          70,000 Questar Corp. @ 40 3/8                                                                 2,826,250
                 Diversified holding company for Utah,
                 Wyoming and Colorado natural gas
                 transmission, distribution and storage
                 Earnings P/S $ .64, 1.27, 1.46, 1.57, 1.53, 2.00, 1.97, 1.11, 2.23, 2.54     16.6%
                 Dividends P/S $ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19        3.0%
                 Price/Earnings Ratio                                               16.7
                                                                                                    -------------
                                                                                                        8,045,625
                                                                                                    -------------
                                                              TOTAL COMMON STOCKS
                                                               (Cost $82,274,137)                     112,253,874
                                                                                                    -------------
PREFERRED STOCKS (0.29%)
          10,000 Wang Laboratories, Inc. 6.50% Ser B
                 Conv. Pfd. @51                                                                           510,000
                                                                                                    -------------
                                                           TOTAL PREFERRED STOCKS
                                                                  (Cost $500,000)                         510,000
                                                                                                    -------------

      PAR VALUE
        (000s                                                                                          MARKET
       OMITTED)                                                                                         VALUE
      ---------                                                                                      ---------
CORPORATE BONDS (14.50%)
         $ 1,000 Banc One Credit Card Corp.,
                 Sr Sub Note 7.55%, 12-15-99
                 @ 100.625                                                                              1,006,250
           1,000 Barclays North American Capital,
                 Deb. 9.75%, 05-15-21 @ 111.573                                                         1,115,730
           1,000 Comcast Corp., Sr. Sub Deb. 10.625%,
                 07-15-12 @ 118.00                                                                      1,180,000
           1,500 Continental Cablevision, Inc., Deb. 9.50%,
                 08-01-13 @ 113.149                                                                     1,697,235
           1,500 Georgia-Pacific Corp., Deb 9.75%,
                 01-15-18 @ 104.376                                                                     1,565,640
           1,300 GTE Corp., Deb 10.25%, 11-01-20
                 @ 112.979                                                                              1,468,727
           1,800 Landeskreditbank Baden-Wurttemberg,
                 Sub Note 7.625%, 02-01-23
                 @ 104.221                                                                              1,875,978
           1,822 Long Island Lighting Co., Deb 8.90%,
                 07-15-19 @ 104.227                                                                     1,899,016
             600 Mass Mutual Life, Sub Note 7.625%,
                 11-15-23 @ 99.478 (R)                                                                    596,868
           1,000 Midland American Capital Corp.,
                 Gtd Note 12.75%, 11-15-03
                 @ 108.145                                                                              1,081,450
           2,275 Midland Cogeneration Venture L.P.,Sec
                 Deb Ser C-91 10.33%, 07-23-02
                 @ 107.00                                                                               2,434,206
             670 National Westminster Bancorp,
                 Deb 12.125%, 11-15-02 @ 102.186                                                          684,646
             750 New York Life 7.50%, 12-15-23
                 @ 94.295 (R)                                                                             707,213
             400 RJR Nabisco Capital Corp., Sr Sub
                 Deb 8.75%, 04-15-04 @ 101.459                                                            405,836
             500 Scandinavian Airlines System,
                 Deb 9.125%, 07-20-99 @ 104.8125                                                          524,063
           1,100 Security Pacific Corp., Sub Note
                 11.50%, 11-15-00 @ 114.059                                                             1,254,649
             750 Standard Credit Card Master Trust,
                 Credit Card Participation Certificates,
                 8.25%, 01-08-07 @ 107.031                                                                802,732
           1,000 Standard Credit Card Master Trust,
                 Credit Card Participation Certificates,
                 7.25%, 04-07-08 @ 101.312                                                              1,013,120
           1,000 Tele-Communications, Inc., 8.00%,
                 08-01-05 @ 101.598                                                                     1,015,980
            500  Tele-Communications, Inc., 9.80%,
                 02-01-12 @ 114.459                                                                       572,295
           1,550 TKR Cable 1, Inc. Deb 10.50%,
                 10-30-07 @ 110.285                                                                     1,709,417
             500 360 Communications Co., Sr. Notes
                 7.125%, 03-01-03 @ 99.449                                                                497,245
                                                                                                    -------------
                                                            TOTAL CORPORATE BONDS
                                                               (Cost $25,621,100)                      25,108,296
                                                                                                    -------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (14.14%)
           5,345 Federal Home Loan Mort. Corp. Deb
                 6.85%, 04-10-00 @ 100.328                                                              5,362,532
           1,879 Federal National Mortgage Assn.,
                 7.50%, 08-01-08 @ 101.875                                                              1,913,972
           2,717 Federal National Mortgage Assn.,
                 7.00%, 02-01-11 @ 99.947                                                               2,715,511
           1,790 Financing Corp., Bond 9.65%,
                 11-02-18 @ 127.562                                                                     2,283,360
             135 Government National Mort. Assn.,
                 9.00%, 04-15-21 @ 106.874                                                                144,206
           1,789 Government National Mort. Assn.,
                 7.00%, 06-15-23 @ 98.688                                                               1,765,648
           2,250 United States Treasury, Bond 12.00%,
                 08-15-13 @ 140.766                                                                     3,167,235
           2,768 United States Treasury, Bond 8.125%,
                 08-15-19 @ 114.078                                                                     3,157,679
           2,000 United States Treasury, Bond 6.625%,
                 02-15-27 @ 97.844                                                                      1,956,880
           2,000 United States Treasury, Note 6.625%,
                 03-31-02 @ 100.906                                                                     2,018,120
                                                                                                    -------------
                                                   TOTAL UNITED STATES GOVERNMENT
                                                         AND AGENCIES OBLIGATIONS
                                                               (Cost $24,461,360)                      24,485,143
                                                                                                    -------------

      PAR VALUE
        (000s                                                                           INTEREST       MARKET
       OMITTED)                                                                           RATE          VALUE
      ---------                                                                         --------      ---------
SHORT-TERM INVESTMENTS (4.28%)
          7,391  Joint Repurchase Agreement (4.27%)
                 Investment in a joint repurchase
                 agreement transaction with
                 Toronto Dominion Securities
                 USA, Inc. - Dated 06-30-97,
                 Due 07-01-97 (Secured by
                 U.S. Treasury Notes, 5.625%
                 thru 8.125% Due 07-31-97
                 thru 11-15-04) - Note A                                                    5.97%    $7,391,000
                                                                                                  -------------
                 Corporate Savings Account (0.01%)
                 Investors Bank & Trust Company
                 Daily Interest Savings Account
                 Current Rate 4.95%                                                                      11,044
                                                                                                  -------------
                                                     TOTAL SHORT-TERM INVESTMENTS         (4.28%)     7,402,044
                                                                                         -------  -------------
                                                                TOTAL INVESTMENTS        (98.05%)  $169,759,358
                                                                                         =======  =============

(R) These securities are exempt from registration under Rule 144A of the Securities
    Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements
    for valuation policy rule. Rule 144A securities amounted to $1,304,081 as of June 30, 1997.

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Notes to Financial Statements

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Balanced Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value. The Adviser has entered into a sub-advisory agreement with Sovereign Asset Management Corporation ("SAMCORP"), an affiliate of the Adviser, to provide certain investment research and portfolio management services for the stock portion of the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $109,341. Out of this amount, $18,164 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,491 was paid as sales commissions to unrelated broker-dealers and $48,686 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $86,187.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,673.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $36,124,314 and $46,992,640, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated
$78,802,740 and $69,800,261, respectively.

The cost of investments owned at June 30, 1997 (excluding the corporate savings account), for federal income tax purposes was $140,247,597. Gross unrealized appreciation and depreciation of investments aggregated $31,048,105 and $1,547,388, respectively, resulting in net unrealized appreciation of $29,500,717.



Historical Data (Unaudited)
The table below shows the record of the Fund since inception in 1992.
-------------------------------------------------------------
 CLASS A                           PER SHARE
  YEAR                ---------------------------------------
 ENDED     SHARES      DIVIDENDS    NET ASSET   CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME    VALUE       DISTRIBUTION
-------- -----------  -----------  ----------   -------------
 1992(1)    568,842    $0.0473       $10.19           --
 1993     5,792,163     0.4539        10.74        $0.1390
 1994     6,295,898     0.4951         9.84         0.0231
 1995     5,943,279     0.4373        11.75           --
 1996     5,805,051     0.4113        12.27         0.4733
 1997*    5,784,691     0.1825        13.36           --

 CLASS B                           PER SHARE
  YEAR                 --------------------------------------
  ENDED     SHARES      DIVIDENDS   NET ASSET   CAPITAL GAINS
 DEC. 31  OUTSTANDING  FROM INCOME   VALUE       DISTRIBUTION
-------- ------------  -----------  ---------   -------------
 1992(1)  1,403,452    $0.0292       $10.20          --
 1993     7,327,059     0.3816        10.75        $0.1390
 1994     8,046,236     0.4296         9.84         0.0231
 1995     7,478,401     0.3632        11.74          --
 1996     7,404,823     0.3257        12.27         0.4733
 1997*    7,178,019     0.1369        13.35          --

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.
*   For the period ended June 30, 1997.



Dividend Increases (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the Sovereign Balanced Fund as of June 30, 1997.
-------------------------------------------------------------
                                        PERCENT OF
COMPANY                             DIVIDEND INCREASE
-------------------------------     -----------------
AFLAC Corp.                              15.0%
Abbott Laboratories, Inc.                12.5
American Home Products Corp.              6.5
AMP, Inc.                                 4.0
Archer-Daniel Midland Co.                 5.0
Automatic Data Processing, Inc.          15.0
BB&T Corp.                               14.8
BankOne Corp.                            11.8
Baxter International, Inc.                0.4
Bemis Company, Inc.                      11.1
Century Telephone Enterprise, Inc.        2.8
Dover Corp.                              13.3
DuPont (E.I.) De Nemours & Co.           10.5
Duke Energy Corp.                         3.9
Electronic Data Systems Corp.            15.4
Emerson Electric Co.                     10.2
Federal Signal Corp.                     15.5
First Tennessee National Corp.           13.2
First Union Corp.                        11.5
Flowers Industries, Inc                   9.3
General Electric Co.                     13.0
General RE Corp.                          7.8
Grainger (W.W.), Inc.                     1.1
Hewlett Packard Co.                      16.7
Home Depot, Inc.                          1.3
Ikon Office Solutions, Inc.               7.7
Illinois Tool Works, Inc.                26.3
Interpublic Group, Inc.                  14.7
Johnson & Johnson                        15.8
Kimberly-Clark Corp.                      4.3
McGraw-Hill Companies, Inc.               9.1
Medtronic, Inc.                          15.8
Mobil Corp.                               6.0
National Fuel Gas Co.                     3.6
NationsBank Corp.                        13.8
Pentair, Inc.                             8.0
Pep Boys - Manny, Moe, & Jack (The)      14.3
PepsiCo, Inc.                             8.7
Pitney Bowes, Inc.                       15.9
Questar Corp.                             3.4
Reliastar Financial Corp.                10.7
Rockwell International Corp.              5.5
RPM, Inc.                                 8.3
Sigma-Aldrich Corp.                      13.6
Sysco Corp.                              15.4
Unisource Worldwide, Inc.                 8.1
Wal-Mart Stores, Inc.                    28.6
Worthington Industries, Inc.              8.3
                                      -------
The average dividend increase
for this group was                       10.6%
                                      =======


Notes
John Hancock Funds - Sovereign Balanced Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Notes
John Hancock Funds - Sovereign Balanced Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Sovereign Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                         360SA 6/97
                                                               8/97



                     John Hancock Funds

                        Sovereign
                        Investors
                          Fund


                    SEMIANNUAL REPORT

                      June 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER

Sovereign Asset Management Corp.
1235 Westlakes Drive
Berwyn, Pennsylvania 19312

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20% -- a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

By John F. Snyder III and Barry Evans, CFA, Co-Portfolio Managers

John Hancock
Sovereign Investors Fund

Bull market extends into first half of 1997;
Fund benefits from larger holdings

It doesn't get much better than this for stock investors. Halfway into 1997, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average have racked up gains of nearly 21%. And that comes on the heels of a spectacular year in 1996 when most major market indices posted returns well in excess of 20%.

The year got off to a bumpy start as investors fretted that a robust U.S. economy and spiraling inflation would prompt a series of interest-rate increases by the Federal Reserve Bank. Following the Fed's initial rate hike in March, however, strong evidence of a slowing economy helped investors shake off their inflationary fears. The potent combination of moderate growth and tame inflation -- in addition to ample market liquidity and continued strong corporate earnings -- fueled a stock market rally that lasted through the end of the period.

Performance scorecard

John Hancock Sovereign Investors Fund performed particularly well in this favorable market environment. For the six months ended June 30, 1997, the Fund's Class A, Class B and Class C shares had total returns of 16.51%, 16.09% and 16.78%, respectively, at net asset value. By comparison, the average growth and income fund returned 15.52%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

"The potent
combination
of moderate
growth and
tame
inflation...
fueled a
stock market
rally..."

A 2" x 3 1/4" photo of the Fund management team. Caption reads:
"Sovereign Investors Fund management team members: (l-r) John Snyder, Barry Evans, Jere Estes."

Much of the strong performance was due to the Fund's largest holdings. Buoyed by successful new product developments and strong underlying fundamentals, pharmaceutical giants Eli Lilly and Johnson & Johnson posted attractive returns. Retail behemoths Wal-Mart and Home Depot also turned in strong performances. After being the market laggards in 1996, these stocks looked relatively inexpensive. Their attractive valuations, coupled with their growing market shares, enticed more investors into the stocks, pushing prices up steadily over the last six months. Finally, Gannett Co., the publisher of USA Today, was another winner. The media giant benefited not only from increased advertising revenues, but also declining paper costs.

A chart with the heading "Top Five Common Stock Holdings" at the top of the left hand column. The chart lists five holdings: 1) General Electric 4.2%; 2) DuPont 3.6%; 3) Emerson Electric 3.0%; 4) Mobil Corp. 2.6%; 5) AMP Inc. 2.2%. Footnote below reads: "As a percentage of net assets on June 30, 1997."

"Much of
the strong
performance
was due to
the Fund's
largest
holdings."


Given the strong performance of stocks in the first half of the year, our 8% position in bonds, while providing stability, detracted somewhat from the Fund's overall performance. In addition, Ikon Office Solutions and Rockwell International disappointed us. Ikon, which was recently spun off from former office supply company Alco Standard, has suffered from higher-than-expected transition costs and employee turnover in some foreign operations. Once this transition period is over, we believe that Ikon will be able to grow at least 15% for the next several years. For Rockwell International, heavy publicity surrounding price competition in its semiconductor business has put pressure on the stock. However, semiconductors comprise only about 20% of Rockwell's revenues. Once investors recognize this, we are confident that the stock will bounce back.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is 'Investment"; the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Gannett Co." followed by an up arrow and the phrase "Increased advertising, lower paper costs." The second listing is "Eli Lilly" followed by an up arrow and the phrase "New products, strong earnings." The third listing is "Ikon Office Solutions" followed by a down arrow and the phrase "High transition costs associated with spinoff."
Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Investment strategy

As long-time shareholders know, the Fund invests exclusively in what we call "dividend achievers" -- that is, companies that have raised their dividends consecutively for at least the last 10 years. The theory is simple. Rising dividends are usually a result of rising earnings, which are the best indicator of a stock's price over the long term. We believe that "dividend achievers" companies offer the most consistent, predictable and visible earnings growth.

There are fewer than 400 companies that meet these investment criteria. From this universe, we target companies that are -- and will remain -- leaders in their industry. As competitive forces diminish pricing power, companies must find other ways to grow earnings. We look for those companies that are gaining market share, aggressively restructuring their businesses, or expanding globally.

Portfolio adjustments

In the past six months, we eliminated some of the Fund's larger holdings -- such as Pfizer and Procter & Gamble. After their recent strong performance, we felt they had reached their fair valuations and were ripe for profit taking. In turn, we've added to investments with more attractive growth potential and valuations. Examples include Sigma Aldrich, a specialty chemical manufacturer and Bemis, a flexible packaging company. Both companies dominate their respective industries and continue to gain market share by introducing new products or outdoing their weaker competitors.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is a footnote reading: "For the six months ended June 30, 1997." The chart is scaled in increments of 5% from top to bottom, with 20% at the top and 0% at the bottom. Within the chart there are four solid bars. The first represents the 16.51% total return for John Hancock Sovereign Investors Fund: Class A. The second represents the 16.09% total return for John Hancock Sovereign Investors Fund: Class B. The third represents the 16.78% total return for John Hancock Sovereign Investors Fund: Class C. The fourth represents the 15.52% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services.1 See the following two pages for historical performance information."

Outlook

Looking ahead, we're still optimistic about stocks, even at their current levels. Having said that, however, we caution investors to temper their expectations for the future. It is unrealistic to expect that stocks will continue to rack up returns of 20% and more -- as we saw in 1996 and the first half of 1997. Eventually, stock returns will drop back to their historical levels of 8% to 10% annually.

Now more than ever, investors will have to be more selective in their stock selection. If higher interest rates begin to take hold in the second half of the year, we expect that the economy and, in turn, corporate profits will start to weaken. In that event, we're likely to see more earnings disappointments as 1997 progresses. Companies that can grow earnings in the double digits will be few and far between. It will be critical to invest in those stable, high-quality growth companies with clear industry leadership. In this economic environment, our "dividend achievers" are likely to maintain an important competitive advantage.

"...we're still optimistic about stocks, even at
their current levels."
------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997

                                       ONE      FIVE     MOST RECENT
                                       YEAR     YEARS     TEN YEARS
                                     --------  ------   -------------
John Hancock Sovereign Investors
Fund: Class A                         19.41%    87.87%     209.85%
John Hancock Sovereign Investors
Fund: Class B                         19.78%    67.02%(1)     N/A
John Hancock Sovereign Investors
Fund: Class C(3)                      26.28%    84.91%(2)     N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1997


                                       ONE      FIVE     MOST RECENT
                                       YEAR     YEARS     TEN YEARS
                                     --------  ------   -------------
John Hancock Sovereign Investors
Fund: Class A                         19.41%    13.44%      11.97%
John Hancock Sovereign Investors
Fund: Class B                         19.78%    15.84%(1)    N/A
John Hancock Sovereign Investors
Fund: Class C(3)                      26.28%    15.97%(2)    N/A

YIELDS

As of June 30, 1997

                                                          SEC 30-DAY
                                                             YIELD
                                                        ------------

John Hancock Sovereign Investors
Fund: Class A                                               1.30%
John Hancock Sovereign Investors
Fund: Class B                                               0.62%
John Hancock Sovereign Investors
Fund: Class C                                               1.73%

Notes to Performance

(1) Class B shares commenced on January 3, 1994.
(2) Class C shares commenced on May 7, 1993.
(3) Class C shares are sold at net asset value to certain institutions and retirement accounts.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth on June 30, 1997, assuming you have been invested and have reinvested all distributions for the entire time periods represented in the graphs. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Sovereign Investors Fund
Class A shares

Line chart with the heading Sovereign Investors Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent ten years. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $49,992 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on June 30, 1987, before sales charge, and is equal to $37,041 as of June 30, 1997. The third line represents the Sovereign Investors Fund after sales charge and is equal to $35,189 as of June 30, 1997.


Sovereign Investors Fund
Class B shares

Line chart with the heading Sovereign Investors Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $20,660 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $17,002 as of June 30, 1997. The third line represents the Sovereign Investors Fund after contingent deferred sales charge and is equal to $16,702 as of June 30, 1997.


Sovereign Investors Fund
Class C shares

Line chart with the heading Sovereign Investors Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $22,326 as of June 30, 1997. The second line represents the hypothetical $10,000 investment made in the Sovereign Investors Fund on May 7, 1993,and is equal to $18,491 as of June 30, 1997.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
---------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $1,346,684,322)                                      $1,918,516,981
Corporate bonds (cost - $79,940,801)                             81,042,540
Canadian government obligations
(cost - $4,822,000)                                               4,915,550
U.S. government and agencies obligations
(cost - $76,801,568)                                             77,113,567
Joint repurchase agreement (cost - $97,314,000)                  97,314,000
Corporate savings account                                             1,019
                                                             --------------
                                                              2,178,903,657
Receivable for investments sold                                   5,501,562
Receivable for shares sold                                          818,323
Dividends receivable                                              2,204,325
Interest receivable                                               3,670,486
Other assets                                                         87,768
                                                             --------------
Total Assets                                                  2,191,186,121
---------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                                 4,011,044
Payable for shares repurchased                                      920,487
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                           3,648,696
Accounts payable and accrued expenses                               120,193
                                                             --------------
Total Liabilities                                                 8,700,420
---------------------------------------------------------------------------

Net Assets:
Capital paid-in                                               1,429,343,115
Accumulated net realized gain on investments                    179,953,491
Net unrealized appreciation of investments                      573,355,266
Distributions in excess of net investment income             (      166,171)
                                                             --------------
Net Assets                                                   $2,182,485,701
===========================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding with $0.01 par value)
Class A - $1,622,638,892 / 72,009,337                        $        22.53
===========================================================================
Class B - $520,117,416 / 23,102,596                          $        22.51
===========================================================================
Class C - $39,729,393 / 1,762,648                            $        22.54
===========================================================================
Maximum Offering Price Per Share*
Class A - ($22.53 x 105.26%)                                 $        23.72
===========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See Notes to Financial Statments.






The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended June 30, 1997 (Unaudited)
---------------------------------------------------------------------------
Investment Income:
Dividends                                                    $   15,474,944
Interest                                                         10,506,976
                                                             --------------
                                                                 25,981,920
                                                             --------------
Expenses:
Investment management fee - Note B                                5,519,026
Distribution and service fee - Note B
Class A                                                           2,243,516
Class B                                                           2,273,784
Transfer agent fee - Note B                                       1,970,555
Financial services fee - Note B                                     186,043
Custodian fee                                                       151,366
Registration and filing fees                                        133,791
Trustees' fees                                                       84,361
Printing                                                             41,147
Miscellaneous                                                        25,049
Legal fees                                                           20,266
Auditing fee                                                         19,571
                                                             --------------
Net Expenses                                                     12,668,475
---------------------------------------------------------------------------
Net Investment Income                                            13,313,445
---------------------------------------------------------------------------

Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                           140,445,706
Change in net unrealized appreciation/depreciation
of investments                                                  155,177,111
                                                             --------------
Net Realized and Unrealized
Gain on Investments                                             295,622,817
---------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $  308,936,262
===========================================================================

See Notes to Financial Statments.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------
                                                                                                      SIX MONTHS ENDED
                                                                                   YEAR ENDED           JUNE 30, 1997
                                                                               DECEMBER 31, 1996         (UNAUDITED)
                                                                              -------------------    -------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                           $   29,453,896         $   13,313,445
Net realized gain on investments sold                                              132,393,369            140,445,706
Change in net unrealized appreciation/depreciation of investments                  112,475,113            155,177,111
                                                                                --------------         --------------
Net Increase in Net Assets Resulting from Operations                               274,322,378            308,936,262
                                                                                --------------         --------------

Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.3585 and $0.1581 per share, respectively)                         (   25,069,146)        (   11,413,676)
Class B - ($0.2155 and $0.0766 per share, respectively)                         (    3,858,864)        (    1,728,097)
Class C - ($0.4290 and $0.1985 per share, respectively)                         (      549,349)        (      337,843)
Distributions from net realized gain on investments sold
Class A - ($1.1552 and none per share, respectively)                            (   80,116,607)                    --
Class B - ($1.1552 and none per share, respectively)                            (   22,820,809)                    --
Class C - ($1.1552 and none per share, respectively)                            (    1,639,314)                    --
                                                                                --------------         --------------
Total Distributions to Shareholders                                             (  134,054,089)        (   13,479,616)
                                                                                --------------         --------------

From Fund Share Transactions - Net*:                                               167,161,216             21,551,550
                                                                                --------------         --------------

Net Assets:
Beginning of period                                                              1,558,048,000          1,865,477,505
                                                                                --------------         --------------
End of period (including distributions in excess of net investment income
of none and $166,171, respectively)                                             $1,856,477,505         $2,182,485,701
                                                                                ==============         ==============

See Notes to Financial Statments.





Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                                                      SIX MONTHS ENDED
                                                                       YEAR ENDED                      JUNE 30, 1997
                                                                   DECEMBER 31, 1996                    (UNAUDITED)
                                                               ------------------------          -------------------------
                                                                 SHARES        AMOUNT              SHARES          AMOUNT
                                                               ---------    -----------          ----------      ---------
CLASS A
Shares sold                                                   18,780,738   $361,408,507          12,435,009    $254,792,762
Shares issued to shareholders in reinvestment of
distributions                                                  5,004,684     97,643,950             486,786      10,427,137
                                                            ------------   ------------        ------------    ------------
                                                              23,785,422    459,052,457          12,921,795     265,219,899
Less shares repurchased                                    (  22,048,259) ( 423,528,648)      (  14,302,541)  ( 294,164,962)
                                                            ------------   ------------        ------------    ------------
Net increase (decrease)                                        1,737,163   $ 35,523,809       (   1,380,746)  ($ 28,945,063)
                                                            ============   ============        ============    ============

CLASS B
Shares sold                                                    9,159,545   $176,783,839           6,228,492    $128,596,147
Shares issued to shareholders in reinvestment of
distributions                                                  1,269,661     24,792,933              75,498       1,616,851
                                                            ------------   ------------        ------------    ------------
                                                              10,429,206    201,576,772           6,303,990     130,212,998
Less shares repurchased                                    (   3,973,684) (  77,636,976)       (  4,089,595)  (  84,921,338)
                                                            ------------   ------------        ------------    ------------
Net increase                                                   6,455,522   $123,939,796           2,214,395    $ 45,291,660
                                                            ============   ============        ============    ============

CLASS C
Shares sold                                                      369,676   $  7,183,772             327,137    $  6,770,344
Shares issued to shareholders in reinvestment of
distributions                                                    112,176      2,188,658              15,755         337,842
                                                            ------------   ------------        ------------    ------------
                                                                 481,852      9,372,430             342,892       7,108,186
Less shares repurchased                                    (      87,535) (   1,674,819)      (      90,858)  (   1,903,233)
                                                            ------------   ------------        ------------    ------------
Net increase                                                     394,317   $  7,697,611             252,034    $  5,204,953
                                                            ============   ============        ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See Notes to Financial Statments.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                       SIX MONTHS ENDED
                                                      -----------------------------------------------------------   JUNE 30, 1997
                                                       1992(1)       1993         1994          1995       1996      (UNAUDITED)
                                                      --------     --------     --------      --------   --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $   14.31   $    14.78   $    15.10     $   14.24  $    17.87    $   19.48
                                                     ---------    ---------     --------      --------    --------     --------
Net Investment Income                                     0.47         0.44         0.46          0.40        0.36(4)      0.16(4)
Net Realized and Unrealized Gain (Loss)
on Investments                                            0.54         0.39   (     0.75)         3.71        2.77         3.05
                                                     ---------    ---------     --------      --------    --------     --------
Total from Investment Operations                          1.01         0.83   (     0.29)         4.11        3.13         3.21
                                                     ---------    ---------     --------      --------    --------     --------
Less Distributions:
Dividends from Net Investment Income                (     0.45) (      0.42)  (     0.46)    (    0.40)  (    0.36)   (    0.16)
Distributions from Net Realized Gain on
Investments Sold                                    (     0.09) (      0.09)  (     0.11)    (    0.08)  (    1.16)          --
                                                     ---------    ---------     --------      --------    --------     --------
Total Distributions                                 (     0.54) (      0.51)  (     0.57)    (    0.48)  (    1.52)   (    0.16)
                                                     ---------    ---------     --------      --------    --------     --------
Net Asset Value, End of Period                       $   14.78   $    15.10   $    14.24      $  17.87    $  19.48     $  22.53
                                                     =========    =========    =========      ========    ========     ========
Total Investment Return at Net Asset Value (3)           7.23%        5.71%   (    1.85%)       29.15%      17.57%       16.51%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)             $ 872,932   $1,258,575   $1,090,231    $1,280,321  $1,429,523   $1,622,639
Ratio of Expenses to Average Net Assets                  1.13%        1.10%        1.16%         1.14%       1.13%        1.11%(6)
Ratio of Net Investment Income to Average
Net Assets                                               3.32%        2.94%        3.13%         2.45%       1.86%        1.51%(6)
Portfolio Turnover Rate                                    30%          46%          45%           46%         59%          40%
Average Brokerage Commission Rate (7)                      N/A          N/A          N/A           N/A  $   0.0696   $   0.0700

CLASS B (2)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                          $    15.02    $    14.24  $    17.86   $    19.46
                                                                              ----------    ----------  ----------   ----------
Net Investment Income (4)                                                           0.38          0.27        0.21         0.08(4)
Net Realized and Unrealized Gain (Loss)
on Investments                                                               (      0.69)         3.71        2.77         3.05
                                                                              ----------    ----------  ----------   ----------
Total from Investment Operations                                             (      0.31)         3.98        2.98         3.13
                                                                              ----------    ----------  ----------   ----------
Less Distributions:
Dividends from Net Investment Income                                         (      0.36)  (      0.28) (     0.22) (      0.08)
Distributions from Net Realized Gain on
Investments Sold                                                             (      0.11)  (      0.08) (     1.16)          --
                                                                              ----------    ----------  ----------   ----------
Total Distributions                                                          (      0.47)  (      0.36) (     1.38) (      0.08)
                                                                              ----------    ----------  ----------   ----------
Net Asset Value, End of Period                                                $    14.24    $    17.86  $    19.46   $    22.51
                                                                              ==========    ==========  ==========   ==========
Total Investment Return at Net Asset Value (3)                               (     2.04%)(5)    28.16%      16.67%       16.09%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                      $  128,069    $  257,781  $  406,523   $  520,117
Ratio of Expenses to Average Net Assets                                            1.86%(6)      1.90%       1.91%        1.88%(6)
Ratio of Net Investment Income to Average Net
Assets                                                                             2.57%(6)      1.65%       1.10%        0.75%(6)
Portfolio Turnover Rate                                                              45%           46%         59%          40%
Average Brokerage Commission Rate (7)                                                N/A           N/A  $   0.0696   $   0.0700


Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                   SIX MONTHS ENDED
                                                     -----------------------------------------------         JUNE 30, 1997
                                                       1993           1994          1995         1996          (UNAUDITED)
                                                     --------       --------      --------     --------          ----------
CLASS C (2)
Per Share Operating Performance
Net Asset Value, Beginning of Period              $    14.79     $    15.11    $    14.24   $    17.87           $    19.48
                                                  ----------     ----------    ----------   ----------           ----------
Net Investment Income                                   0.27           0.52          0.46         0.44(4)              0.20(4)
Net Realized and Unrealized (Loss) on
Investments                                             0.48    (      0.77)         3.71         2.76                 3.06
                                                  ----------     ----------    ----------   ----------           ----------
Total from Investment Operations                        0.75    (      0.25)         4.17         3.20                 3.26
                                                  ----------     ----------    ----------   ----------           ----------
Less Distributions:
Dividends from Net Investment Income             (      0.34)   (      0.51)  (      0.46) (      0.43)         (      0.20)
     Distributions from Net Realized Gain
on Investments Sold                              (      0.09)   (      0.11)  (      0.08) (      1.16)                  --
                                                  ----------     ----------    ----------   ----------           ----------
Total Distributions                              (      0.43)   (      0.62)  (      0.54) (      1.59)         (      0.20)
                                                  ----------     ----------    ----------   ----------           ----------
Net Asset Value, End of Period                    $    15.11     $    14.24    $    17.87   $    19.48           $    22.54
                                                  ==========     ==========    ==========   ==========           ==========

Total Investment Return at Net Asset Value (3)         5.13%(5) (     1.57%)       29.68%       17.99%               16.78%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)             $10,189     $   15,128    $   19,946      $29,431              $39,729
Ratio of Expenses to Average Net Assets                0.88%(6)       0.81%         0.74%        0.75%                0.72%(6)
Ratio of Net Investment Income to Average Net
Assets                                                 3.17%(6)       3.53%         2.84%        2.26%                1.90%(6)
Portfolio Turnover Rate                                  46%            45%           46%          59%                  40%
Average Brokerage Commission Rate (7)                    N/A            N/A           N/A      $0.0696              $0.0700

(1) This period is covered by the report of other independent auditors (not included herein).
(2) Class B and Class C shares commenced operations on January 3, 1994, and May 7, 1993, respectively.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Based on the average of the shares outstanding at the end of each month.
(5) Not annualized.
(6) Annualized.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See Notes to Financial Statments.




Schedule of Investments
June 30, 1997 (Unaudited)
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks.
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Sovereign Investors Fund on June 30, 1997. It's divided into six main categories: common stocks, preferred stocks, corporate bonds, Canadian government obligations, U.S. government and agencies and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                                                                 COMPOUND
NUMBER                                                                                            GROWTH        MARKET
OF SHARES                                                                                          RATE          VALUE
---------                                                                                         -------       -------
COMMON STOCKS (87.50%)
Advertising (1.69%)
       600,000  Interpublic Group, Inc. @ 61 5/16                                                         $     36,787,500
                One of the largest advertising agencies                                                      -------------
                in the world
                Earnings P/S     $ .91, 1.05, 1.12, 1.17, 1.32, 1.39, 1.69, 1.89, 1.69, 2.60       12.4%
                Dividends P/S     $ .22, .26, .32, .37, .41, .45, .49, .55, .61, .67               13.2%
                Price/Earnings Ratio     24.6

Aerospace (1.89%)
       700,000  Rockwell International Corp. @ 59                                                               41,300,000
                Leading producer of aerospace,                                                               -------------
                automotive and electronics products
                Earnings P/S     $1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79        7.5%
                Dividends P/S     $.66, .72, .77, . 82, .88, .92, .96, 1.04, 1.10, 1.16             6.5%
                Price/Earnings Ratio     14.7

Banks (5.40%)
       475,000  Banc One Corp. @ 48 7/16                                                                        23,007,813
                Ohio-based bank holding company
                Earnings P/S     $ 1.56, 1.66, 1.83, 1.64, 1.75, 2.27, 2.70, 2.16, 3.00, 3.32       8.8%
                Dividends P/S     $ .45, .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36            13.1%
                Price/Earnings Ratio     14.7
        50,000  BB&T Corp. @ 45                                                                                  2,250,000
                Multi-regional bank holding company
                Earnings P/S     $ 1.14, 1.12, 1.33, 1.04, 1.43, 1.92, .09, 1.61, 2.43, 2.66        9.9%
                Dividends P/S     $ .34, .36, .39, .42, .46, .50, .64, .74, .86, 1.00              12.7%
                Price/Earnings Ratio     17.1
       250,000  Corestates Financial Corp. @ 53 3/4                                                             13,437,500
                Operates 334 full service offices located
                in PA, NJ and DE
                Earnings P/S     $ 2.25, 1.02, .78, .95, 2.05, 2.31, 1.73, 2.45, 3.27, 3.10         3.6%
                Dividends P/S     $ .70, .77, .87, .96, .97, 1.02, 1.14, 1.24, 1.44, 1.73          10.6%
                Price/Earnings Ratio     17.6
       500,000  First Tennessee National Corp. @ 48                                                             24,000,000
                Tennessee-based bank holding company
                Earnings P/S     $ 1.10, .65, .98, 1.23, 1.50, 1.62, 1.77, 2.08, 2.47, 2.72        10.6%
                Dividends P/S     $ .40, .43, .49, .54, .57, .63, .75, .87, .97, 1.10              11.9%
                Price/Earnings Ratio     17.9
       100,000  First Union Corp. @ 92 1/2                                                                       9,250,000
                North Carolina-based bank holding
                company
                Earnings P/S     $ 1.10, .65, .98, 2.52, 2.37, 2.92, 4.71, 4.62, 4.70, 6.17        21.1%
                Dividends P/S     $ .77, .86, 1.00, 1.08, 1.12, 1.28, 1.50, 1.72, 1.96, 2.20       12.4%
                Price/Earnings Ratio     15.7
       450,000  NationsBank Corp. @ 64 1/2                                                                      29,025,000
                Largest superregional bank in the
                Southeast
                Earnings P/S     $ 1.44, 2.22, 1.31, .38, .70, 2.21, 2.71, 3.10, 3.63, 4.12        12.4%
                Dividends P/S     $ .43, .47, .55, .71, .74, .755, .82, .94, 1.04, 1.20            12.1%
                Price/Earnings Ratio     16.2
       300,000  Norwest Corp. @ 56 1/4                                                                          16,875,000
                The 12th largest bank holding company in the U.S.
                Earnings P/S     $ 1.12, 1.25, 1.36, .46, 1.49, 1.53, 1.99, 2.52, 2.84,   3.17     12.3%
                Dividends P/S     .$ .30, .32, .38, .42, .47, .54, .64, .77, .90, 1.05             14.9%
                Price/Earnings Ratio     18.7
                                                                                                             -------------
                                                                                                               117,845,313
                                                                                                             -------------
Beverages (1.29%)
       750,000  PepsiCo, Inc. @ 37 9/16                                                                         28,171,875
                                                                                                             -------------
                Second largest soft drink company
                Earnings P/S     $ .49, .57, .68, .70, .69, .82, 1.00, 1.14, 1.04, .75              4.8%
                Dividends P/S     $ .11, .14, .16, .19, .23, .26, .31, .35, .39, .45               16.9%
                Price/Earnings Ratio     36.1

Building (1.76%)
       600,000  Masco Corp. @ 41 3/4                                                                            25,050,000
                Manufactures buildings, home improvement
                and consumer products
                Earnings P/S     $ 2.10, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 1.97           NMF
                Dividends P/S     $ .38, .44, .50, .54, .57, .61, .65, .69, .73, .77                8.2%
                Price/Earnings Ratio     21
       721,250  RPM, Inc. @ 18 3/8                                                                              13,252,968
                Manufacturer of specialty chemicals and
                coatings to waterproof and rustproof
                structures
                Earnings P/S     $ .38, .45, .42, .40, .50, .44, .73, .81, .89, .97                11.0%
                Dividends P/S     $.21, .25, .27, .30, .34, .37, .39, .42, .46, .49                 9.9%
                Price/Earnings Ratio     19.3
                                                                                                             -------------
                                                                                                                38,302,968
                                                                                                             -------------
Chemicals (3.83%)
       270,000  BetzDearborn, Inc. @ 66                                                                         17,820,000
                Produces and markets a wide range of
                engineered programs and specialty
                chemical products for process systems
                Earnings P/S     $ 1.58, 1.73, 2.02, 1.47, 2.53, 2.67, 2.04, 2.45, 2.30, 2.04       2.9%
                Dividends P/S     $ .74, .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49         8.1%
                Price/Earnings Ratio     30.94
       225,000  PPG Inds., Inc. @ 58 1/8                                                                        13,078,125
                Manufacturer of specialty chemicals,
                coatings and resins
                Earnings P/S     $ 2.13, 2.09, 2.22, 1.74, 1.22, 1.66, 1.45, 2.92, 3.64, 3.97       7.2%
                Dividends P/S     $ .56, .64, .74, .82, .86, .94, 1.04, 1.12, 1.18, 1.26            9.4%
                Price/Earnings Ratio     15.3
       385,000  Schulman (A), Inc. @ 24 5/8                                                                      9,480,625
                Manufactures plastic compounds, buys and
                sells plastic resins and distributes plastic
                products and synthetic rubber for prime
                producers in domestic and international
                markets
                Earnings P/S     $ .73, .82, .95, .76, 1.11, 1.01, 1.14, 1.48, 1.07, 1.32           6.8%
                Dividends P/S     $ .09, .11, .14, .16, .19, .22, .26, .30, .34, .38               17.4%
                Price/Earnings Ratio     17.5
     1,235,000  Sigma-Aldrich Corp. @ 35 1/16                                                                   43,302,188
                Manufacturer of biochemical and organic
                products used for research and diagnostics
                Earnings P/S     $ .575, .65, .72, .59, .84, .99, .1.11, 1.14, 1.36, 1.52          11.4%
                Dividends P/S     $ .075, .085, .095, .10, .115, .13, .15, .17, .19, .2275         13.1%
                Price/Earnings Ratio     22.9
                                                                                                             -------------
                                                                                                                83,680,938
                                                                                                             -------------
Computers (4.83%)
       810,000  Automatic Data Processing, Inc. @ 47                                                            38,070,000
                Largest independent computing services firm
                in the U.S.
                Earnings P/S     $ .54, .62, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74           13.9%
                Dividends P/S     $ .11, .13, .15, .17, .20, .23, .26, .29, .35, .42               16.1%
                Price/Earnings Ratio     27.6
       550,000  Electronic Data Systems Corp. @ 41                                                              22,550,000
                Provides information technology services
                to companies worldwide
                Earnings P/S     $ .79, .91, 1.04, 1.03, 1.21, 1.37, 1.55, 1.77, 1.99, .84          0.7%
                Dividends P/S     $ .13, .17, .24, .28, .32, .36, .40, .48, .52, .60               18.5%
                Price/Earnings Ratio     50.5
       800,000  Hewlett-Packard Co. @ 56                                                                        44,800,000
                Manufactures and services electronic
                measurement, analysis and computation
                instruments
                Earnings P/S     $ 1.25, 1.68, 1.76, .77, .83, .93, .86, 1.31, 1.92, 2.63           8.6%
                Dividends P/S     $ .06, .07, .10, .11, .13, .20, .24, .29, .38, .46               25.4%
                Price/Earnings Ratio     22.1
                                                                                                             -------------
                                                                                                               105,420,000
                                                                                                             -------------
Containers (2.44%)
       897,000  Bemis Company, Inc. @ 43 1/4                                                                    38,795,250
                Producer of a broad range of flexible
                packaging and equipment and pressure
                sensitive materials
                Earnings P/S     $ .74, .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86           10.8%
                Dividends P/S     $.18, .22, .30, .36, .42, .46, .50, .54, .64, .72                16.7%
                Price/Earnings Ratio     24.4
       475,000  Sonoco Products Corp. @ 30 7/16                                                                 14,457,813
                Leading manufacturer of containers,
                paper products and packaging
                Earnings P/S     $ 1.10, 1.18, .52, .53, 1.04, .94, 1.24, 1.42, 1.78, 1.79          5.6%
                Dividends P/S     $.21, .30, .39, .43, .44, .48, .50, .53, .59, .65                13.4%
                Price/Earnings Ratio     18.8
                                                                                                             -------------
                                                                                                                53,253,063
                                                                                                             -------------
Diversified Operations (5.34%)
     1,250,000  DuPont (E.I.) De Nemours & Co.
                @ 62 7/8                                                                                        78,593,750
                Nation's largest chemical manufacturer
                Earnings P/S     $ 1.52, 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.89, 3.35          9.2%
                Dividends P/S     $ .55, .625, .725, .81, .84, .87, .88, .91, 1.015, 1.115          8.2%
                Price/Earnings Ratio     19.05
       670,000  Federal Signal Corp.  @ 25 1/8                                                                  16,833,750
                Manufactures fire trucks and street
                sweepers, as well as public safety,
                signaling and communications equipment
                Earnings P/S     $ .41, .50, .66, .62, .69, .70, .88, 1.08, 1.16, 1.40             14.6%
                Dividends P/S     $ .15, .16, .19, .22, .27, .32, .36, .42, .50, .58               16.2%
                Price/Earnings Ratio     18.2
       850,000  Ikon Office Solutions, Inc. @ 24 15/16                                                          21,196,875
                Distributor of office and paper products
                Earnings P/S     $ 1.15, 1.96, .91, .81, 1.04, 1.18, .05, .74, 1.55, .97             NMF
                Dividends P/S     $ .26, .28, .31, .34, .36, .37, .39, .41, .43, .45                6.3%
                Price/Earnings Ratio     27.6
                                                                                                             -------------
                                                                                                               116,624,375
                                                                                                             -------------
Electronics (11.50%)
     1,150,000  AMP, Inc. @ 41 3/4                                                                              48,012,500
                World's largest manufacturer of
                electrical/electronic connectors
                Earnings P/S     $ 1.48, 1.32, 1.35, 1.31, 1.23, 1.39, 1.44, 1.83, 2.01, 1.24        NMF
                Dividends P/S     $ .43, .50, .60, .68, .72, .76, .80, .84, .92, 1.00               9.8%
                Price/Earnings Ratio     36.7
     1,200,000  Emerson Electric Co. @ 55 1/16                                                                  66,075,000
                Produces and sells electrical/electronic
                products and systems
                Earnings P/S     $ 1.16, 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39       8.4%
                Dividends P/S     $ .49, .515, .58, .64, .67, .70, .735, .80, .92, 1.005            8.3%
                Price/Earnings Ratio     23.1
     1,400,000  General Electric Co. @ 65 3/8                                                                   91,525,000
                Dominant force in home appliances,
                electrical power, and financial services
                Earnings P/S     $ .94, 1.09, 1.22, 1.26, 1.28, 1.12, 1.57, 1.84, 2.07, 2.34       10.7%
                Dividends P/S     $ .325, .35, .41, .47, .51, .56, .63, .72, .82, .92              12.3%
                Price/Earnings Ratio     29.7
       425,000  Grainger (W.W.), Inc. @ 78 3/16                                                                 33,229,687
                Leading distributor of electrical equipment
                Earnings P/S     $ 1.57, 1.96, 2.19, 2.31, 2.38, 2.70, 3.04, 2.61, 3.70, 4.09      11.2%
                Dividends P/S     $ .39, .43, .50, .57, .61, .65, .71, .78, .89, .98               10.8%
                Price/Earnings Ratio     20.7
       200,000  Parker Hannifin Corp. @ 60 11/16                                                                12,137,500
                Operates in the Industrial and Aerospace
                industries producing a wide range of motion
                control devices and designs and manufactures
                products for the aircraft, missile and
                spacecraft markets
                Earnings P/S     $ 1.18, 1.46, 1.70, 1.52, .82, .15, .89, .65, 2.96, 3.23          11.8%
                Dividends P/S     $ .53, .55, .56, .59, .61, .62, .64, .65, .68, .72                3.5%
                Price/Earnings Ratio     18.8
                                                                                                             -------------
                                                                                                               250,979,687
                                                                                                             -------------
Food (2.98%)
     1,400,000  Archer-Daniel Midland Co. @ 23 1/2                                                              32,900,000
                Processes and merchandises agricultural
                products
                Earnings P/S     $ .62, .75, .85, .73, .79, .87, .81, 1.25, 1.40, .74               2.0%
                Dividends P/S     $ .028, .029, .034, .048, .05, .053, .056, .066, .116, .193      23.9%
                Price/Earnings Ratio     31.7
       500,000  ConAgra, Inc. @ 64 1/8                                                                          32,062,500
                Leader in frozen & processed foods,
                and distributor of agricultural supplies
                Earnings P/S     $ .85, 1.08, 1.25, 1.41, 1.49, 1.58, 1.81, 2.06, .79, 2.68        13.6%
                Dividends P/S     $ .27, .31, .36, .42, .48, .56, .65, .75, .86, .99               15.5%
                Price/Earnings Ratio     24.2
                                                                                                             -------------
                                                                                                                64,962,500
                                                                                                             -------------
Furniture (1.47%)
       745,000  Leggett & Platt, Inc. @ 43                                                                      32,035,000
                Produces intermediate products for the                                                       -------------
                home furnishings industry
                Earnings P/S     $ .278, .273, .323, .35, .64, .87, 1.12, 1.47, 1.62, 1.76         22.8%
                Dividends P/S     $ .14, .16, .185, .21, .215, .23, .27, .31, .38, .46             14.1%
                Price/Earnings Ratio     24.3

Insurance (4.74%)
       425,000  AFLAC Corp. @ 47 1/4                                                                            20,081,250
                Global specialty insurer
                Earnings P/S     $ .72, .53, .77, .82, 1.03, 1.26, 1.65, 2.01, 2.38, 2.78          16.2%
                Dividends P/S     $ .12, .13, .15, .18, .20, .23, .26, .30, .34, .39               14.0%
                Price/Earnings Ratio     18.4
       100,000  American International Group @ 149 3/8                                                          14,937,500
                Broadly based property-casualty insurance
                organization
                Earnings P/S     $  4.42, 4.61, 4.86, 3.09, 3.31, 3.55, 4.09, 4.72, 5.52, 6.39      4.2%
                Dividends P/S     $ .09, .13, .16, .18, .21, .24, .26, .29, .32, .37               17.0%
                Price/Earnings Ratio     23.92
       200,000  General RE Corp. @ 182                                                                          36,400,000
                Broadly based re-insurance organization
                Earnings P/S     $ 5.04, 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02 10.59, 11.08      9.2%
                Dividends P/S     $ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04      8.2%
                Price/Earnings Ratio     17.15
       438,200  Reliastar Financial Corp. @ 73 1/8                                                              32,043,375
                Financial services company engaged in
                life/health insurance and consumer finance
                Earnings P/S     $ 1.58, 2.07, 1.99, 1.96, 1.67, 2.26, 2.83, 3.48, 4.62, 5.04      13.8%
                Dividends P/S     $ .47, .57, .59, .65, .69, .73, .79, .88, .98, 1.09               9.8%
                Price/Earnings Ratio     15.4
                                                                                                             -------------
                                                                                                               103,462,125
                                                                                                             -------------
Machinery (3.26%)
       700,000  Dover Corp. @ 61 1/2                                                                            43,050,000
                Manufactures a variety of specialized
                industrial products
                Earnings P/S     $ 1.11, 1.14, 1.28, 1.23, 1.09, 1.16, 1.46, 1.93, 2.60, 3.47      13.5%
                Dividends P/S     $ .26, .31, .35, .38, .41, .43, .45, .49, .56, .64               10.5%
                Price/Earnings Ratio     18.3
       856,800  Pentair, Inc. @ 32 7/8                                                                          28,167,300
                Manufactures enclosures for electrical,
                electronic, woodworking and power tool
                equipment
                Earnings P/S     $ 1.12, .95, .80, .89, 1.11, 1.11, 1.14, 1.32, 1.54, 1.91          6.1%
                Dividends P/S     $ .21, .22, .27, .29, .31, .33, .34, .36, .40, .50               10.1%
                Price/Earnings Ratio     18.1
                                                                                                             -------------
                                                                                                                71,217,300
                                                                                                             -------------
Media (3.99%)
       400,000  Gannett Co., Inc.  @ 98 3/4                                                                     39,500,000
                Publishes 81 daily/50 nondaily newspapers,
                operates 10 TV, 8 FM and 7 AM stations
                Earnings P/S     $ 2.26, 2.47, 2.36, 2.21, 2.06, 2.48, 2.81, 3.33, 3.28, 4.90       9.0%
                Dividends P/S     $ .94, 1.02, 1.11, 1.21, 1.24, 1.26, 1.30, 1.34, 1.38, 1.42       4.7%
                Price/Earnings Ratio     21.1
       810,700  McGraw-Hill Companies, Inc.
                 @ 58 13/16                                                                                     47,679,293
                Provides informational products and services
                for business and industry
                Earnings P/S     $ 1.92, .91, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.30, 4.95        11.1%
                Dividends P/S     $ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32        5.2%
                Price/Earnings Ratio     12.3
                                                                                                             -------------
                                                                                                                87,179,293
                                                                                                             -------------
Medical (8.62%)
       400,000  Abbott Laboratories @ 66 3/4                                                                    26,700,000
                Major pharmaceutical and healthcare firm
                Earnings P/S     $ .84, .97, 1.11, 1.19, 1.38, 1.58, 1.77, 2.01, 2.28, 2.57         5.2%
                Dividends P/S     $ .24, .29, .34, .40, .48, .58, .66, .74, .82, .93               16.2%
                Price/Earnings Ratio     24.9
       750,000  Baxter International, Inc. @ 52 1/4                                                             39,187,500
                The company operates four divisions: renal,
                biotech, cardiovascular and intravenous
                systems and international distribution
                Earnings P/S     $ 1.30, 1.49, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86       NMF
                Dividends P/S     $ .41, .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11             11.7%
                Price/Earnings Ratio     67.1
       676,000  Johnson & Johnson @ 64 3/8                                                                      43,517,500
                Major producer of prescription and
                non-prescription drugs, toiletries, medical
                instruments and supplies
                Earnings P/S     $ .71, .80, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26          13.7%
                Dividends P/S     $ .20, .24, .28, .33, .39, .45, .51, .57, .64, .74               15.7%
                Price/Earnings Ratio     27.7
       250,000  Lilly (Eli) & Co. @ 109 5/16                                                                    27,328,125
                Major producer of prescription and
                non-prescription drugs, health products
                Earnings P/S     $ 1.34, 1.60, 1.95, 2.05, 2.33, 1.29, .73, 2.18, 2.36, 2.86        8.8%
                Dividends P/S     $ .50, .57, .67, .82, 1.00, 1.10, 1.21, 1.25, 1.31, 1.37         11.9%
                Price/Earnings Ratio     40
       250,000  Medtronic, Inc. @ 81                                                                            20,250,000
                Leading manufacturer of medical devices
                and instruments
                Earnings P/S     $ .40, .46, .48, .56, .68, .89, 1.01, 1.28, 1.94, 2.23            21.0%
                Dividends P/S     $ .06, .07, .09, .10, .12, .14, .17, .21, .26, .32               20.4%
                Price/Earnings Ratio     41.2
       300,000  Merck & Co., Inc. @ 103 1/2                                                                     31,050,000
                World's largest ethical drug manufacturer
                Earnings P/S     $ 1.02, 1.26, 1.52, 1.59, 1.89, 2.18, 1.87, 2.45, 2.79, 3.34      14.1%
                Dividends P/S     $ .27, .43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42           20.3%
                Price/Earnings Ratio     30.5
                                                                                                             -------------
                                                                                                               188,033,125
                                                                                                             -------------
Metal (1.02%)
      200,000  Illinois Tool Works, Inc. @ 49 15/16                                                              9,987,500
               Manufactures construction fasteners
               and packaging systems
               Earnings P/S     $ .67, .77, .84, .84, .81, .87, .96, 1.33, 1.74, 2.06              13.3%
               Dividends P/S     $ .10, .11, .135, .165, .20, .225, .245, .27, .31, .35            14.9%
               Price/Earnings Ratio     25.7
      670,000  Worthington Industries, Inc. @ 18 5/16                                                           12,269,375
               Manufactures metal and plastic products
               Earnings P/S     $ .61, .70, .61, .50, .63, .74, .94, 1.29, 1.01, .96                5.2%
               Dividends P/S     $ .17, .19, .23, .26, .28, .32, .34, .39, .43, .47                20.8%
               Price/Earnings Ratio     20.4
                                                                                                             -------------
                                                                                                                22,256,875
                                                                                                             -------------
Office (1.59%)
      500,000  Pitney Bowes, Inc. @ 69 1/2                                                                      34,750,000
               Manufactures office automation equipment                                                      -------------
               Earnings P/S     $  1.54, 1.19, 1.34, 1.35, 1.79, 1.98, 1.99, 2.33, 2.75, 3.23       8.6%
               Dividends P/S     $ .38, .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38             15.4%
               Price/Earnings Ratio     22.1

Oil & Gas (3.27%)
      250,000  Exxon Corp. @ 61 1/2                                                                             15,375,000
               Major factor in the crude oil, natural gas
               and chemical industry
               Earnings P/S     $ 2.01, 2.15, 1.17, 2.37, 1.87, 1.85, 2.10, 2.24, 2.68, 3.13        5.0%
               Dividends P/S     $ .95, 1.075, 1.15, 1.235, 1.34, 1.415, 1.44, 1.455, 1.50, 1.56    5.7%
               Price/Earnings Ratio     19.9
      800,000  Mobil Corp. @ 69 7/8                                                                             55,900,000
               One of the largest integrated, international
               oil companies with interest in petrochemicals
               and plastics
               Earnings P/S     $ 5.07, 4.40, 4.60, 4.65, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07         NMF
               Dividends P/S     $ 1.10, 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96       6.6%
               Price/Earnings Ratio     18.9
                                                                                                             -------------
                                                                                                                71,275,000
                                                                                                             -------------
Paper & Paper Products (1.09%)
      480,000  Kimberly-Clark Corp. @ 49 3/4                                                                    23,880,000
               Leading producer of consumer and                                                              -------------
               personal care products
               Earnings P/S     $ 1.18, 1.315, 1.35, 1.36, 1.63, 1.06, 1.63, 1.60, .27, 2.59        9.1%
               Dividends P/S     $ .35, .39, .63, .66, .74, .795, .835, .855, .88, .92             11.3%
               Price/Earnings Ratio     20.41

Retail (6.79%)
      600,000  Home Depot, Inc. @ 68 15/16                                                                      41,362,500
               Operates a chain of retail building supply/
               home improvement "warehouse" stores
               Earnings P/S     $ .42, .46, .23, .32, .43, .59, .73, .91, 1.08, 1.38               14.1%
               Dividends P/S     $ .053, .06, .073, .08, .087, .093, .10, .113, .126, .14          11.4%
               Price/Earnings Ratio     32.5
      811,400  Pep Boys - Manny, Moe & Jack (The)
               @ 34 1/16                                                                                        27,638,313
               Retailer of automotive parts and accessories
               Earnings P/S     $ .76, .63, .66, .63, .75, .93, 1.13, 1.30, 1.40, 1.66              9.1%
               Dividends P/S     $ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21                11.3%
               Price/Earnings Ratio     20.5
    1,055,800  Sysco Corp. @ 36 1/2                                                                             38,536,700
               Largest distributor of food service products
               Earnings P/S     $ .45, .60, .73, .81, .90, 1.00, 1.16, 1.33, 1.48, 1.65            15.5%
               Dividends P/S     $ .07, .08, .09, .10, .14, .22, .28, .36, .44, .52                25.0%
               Price/Earnings Ratio     22.8
    1,200,000  Wal-Mart Stores, Inc. @ 33 13/16                                                                 40,575,000
               Operates chain of discount department stores
               Earnings P/S     $ .37, .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38             15.4%
               Dividends P/S     $ .03, .04, .06, .07, .09, .11, .13, .17, .20, .21                24.1%
               Price/Earnings Ratio     25.7
                                                                                                             -------------
                                                                                                               148,112,513
                                                                                                             -------------
Soap & Cleaning Preparations (1.09%)
      500,000  Ecolab, Inc. @ 47 3/4                                                                            23,875,000
               Develops and markets premium institutional                                                    -------------
               cleansing, sanitizing and maintenance
               products and services
               Earnings P/S     $ .88, .18, 1.04, .93, 1.00, 1.05, 1.26, 1.27, 1.53, 1.85           8.6%
               Dividends P/S     $ .30, .32, .33, .34, .35, .36, .40, .46, .52, .58                 7.6%
               Price/Earnings Ratio     26.5

Steel (1.17%)
      450,000  Nucor Corp. @ 56 1/2                                                                             25,425,000
               Manufactures steel and steel products                                                         -------------
               Earnings P/S     $ .84, .68, .88, .86, .78, .98, 1.57, 2.97, 2.97, 2.97             15.1%
               Dividends P/S     $ .09, .10, .11, .12, .13, .14, .16, .18, 28, .32                 15.1%
               Price/Earnings Ratio     19.6

Tobacco (0.92%)
      450,000  Philip Morris Cos., Inc. @ 44 3/8                                                                19,968,750
               Global tobacco, brewing and food company                                                      -------------
               Earnings P/S     $ .74, 1.06, 1.28, 1.33, 1.48, 1.88, 1.34, 1.90, 2.27, 2.66        15.3%
               Dividends P/S     $ .26, .34, .42, .52, .64, .78, .87, 1.01, 1.22, 1.47             21.2%
               Price/Earnings Ratio     16.3

Utilities (5.53%)
      400,000  Century Telephone Enterprise, Inc.
               @ 33 11/16                                                                                       13,475,000
               Louisiana based telecommunications company
               Earnings P/S     $ .51, .67, .63, .67, .89, 1.32, 1.39, 1.99, 1.99, 2.20            17.6%
               Dividends P/S     $ .253, .264, .272, .280, .287, .293, .310, .320, .330, .360       9.0%
               Price/Earnings Ratio     15.9
      200,000  Duke Energy Corp.  @ 47 15/16                                                                     9,587,500
               Generates, transmits, distributes and sells
               electric energy in the Piedmont sections of
               North and South Carolina
               Earnings P/S     $ 2.57, 2.40, 2.60, 2.44, 2.44, 2.39, 2.96, 3.01, 3.21, 3.31        2.9%
               Dividends P/S     $ 1.37, 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08       4.8%
               Price/Earnings Ratio     14.7
      692,700  Frontier Corp. @ 19 15/16                                                                        13,810,706
               Fifth largest long distance telephone company
               Earnings P/S     $ 1.06, .99, .96, .87, 1.20, 1.09, 1.26, 1.56, .97, .85              NMF
               Dividends P/S     $ .66, .68, .71, .73, .75, .77, .79, .81, .83, .85                 2.9%
               Price/Earnings Ratio     24.1
      500,000  National Fuel Gas Co. @ 41 15/16                                                                 20,968,750
               Integrated natural gas system serving N.Y.,
               PA. and Ohio
               Earnings P/S     $ 1.65, 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96        6.7%
               Dividends P/S     $ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67       3.8%
               Price/Earnings Ratio     14.2
      700,600  Questar Corp. @ 40 3/8                                                                           28,286,725
               Diversified holding company for Utah, Wyoming
               and Colorado natural gas transmission,
               distribution and storage
               Earnings P/S     $ .64, 1.27, 1.46, 1.57, 1.53, 2.00, 1.97, 1.11, 2.23, 2.54        16.6%
               Dividends P/S     $ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19           3.0%
               Price/Earnings Ratio     16.7
      400,000  SBC Communications, Inc. @ 61 7/8                                                                24,750,000
               Provides telephone service throughout
               the United States and internationally
               Earnings P/S     $ 1.74, 1.76, 1.82, 1.84, 1.85, 2.11, 2.34, 2.67, 2.96, 3.40        7.7%
               Dividends P/S     $ 1.14, 1.22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70       4.5%
               Price/Earnings Ratio     17.1
      260,000  Union Electric Co. @ 37 11/16                                                                     9,798,750
               Largest electric utility in Missouri
               Earnings P/S     $  2.56, 2.91, 2.74, 2.68, 2.98, 2.95, 2.71, 3.01, 2.97, 2.79       1.0%
               Dividends P/S     $ 1.92, 1.94, 2.02, 2.10, 2.18, 2.26, 2.34, 2.40, 2.46, 2.51       3.0%
               Price/Earnings Ratio     13.5
                                                                                                             -------------
                                                                                                               120,677,431
                                                                                                             -------------
                                                                        TOTAL COMMON STOCKS
                                                                      (Cost $1,339,732,272)                  1,909,475,631
                                                                                                             -------------
NUMBER                                                                                                          MARKET
OF SHARES                                                                                                        VALUE
---------                                                                                                       -------
PREFERRED STOCKS (0.41%)
       13,600  Enron Corp. ACES,
               Conv Pfd 6.25% @ 19 1/8                                                                       $     260,100
      250,000  Salomon, Inc.,
               Conv Pfd 7.625% @ 35 1/8                                                                          8,781,250
                                                                                                             -------------
                                                                     TOTAL PREFERRED STOCKS
                                                                          (Cost $6,952,050)                      9,041,350
                                                                                                             -------------
PAR VALUE
 (000s
OMITTED)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (3.71%)
$    3,500     Arkla Power, Inc., Deb  10.00%,
               11-15-19 @ 110.049                                                                                3,851,715
     4,000     BankAmerica Corp., Sub Note 8.125%,
               02-01-02 @ 105.017                                                                                4,200,680
     1,000     BankAmerica Corp., Sub Note 8.95%,
               11-15-04 @ 105.316                                                                                1,053,160
     5,000     Cablevision Systems Corp., Sr Sub Deb
               10.75%, 04-01-04 @ 103.375                                                                        5,168,750
     8,000     Citibank Credit Card Master Trust,
               Series 1997-3A 6.839%, 02-10-04
               @101.490                                                                                          8,119,200
     5,000     Comcast Corp., Sr Sub Deb 10.25%,
               10-15-01 @ 109.000                                                                                5,450,000
     6,500     Continental Cablevision, Inc., Deb 9.50%,
               08-01-13 @ 113.149                                                                                7,354,685
     3,000     First Union Corp., Sub Note 8.00%,
               08-15-09 @ 103.213                                                                                3,096,390
     5,000     Georgia-Pacific Corp., Deb 9.50%,
               02-15-18 @ 104.221                                                                                5,211,050
     5,000     GTE North Inc., Telephone Facility Lease
               Bonds, 9.60%, 01-01-02 @ 109.395                                                                  5,469,750
    14,143     Guaranteed Trade Trust, Notes 7.39%,
               06-26-06 @ 102.960                                                                               14,561,375
     5,485     Long Island Lighting Co., Deb 8.90%,
               07-15-19 @ 104.227                                                                                5,716,850
     2,000     Nationsbank Corp, Deb 9.125%,
               10-15-01 @ 108.557                                                                                2,171,140
     3,500     Tele-Communications, Inc., Sr Notes
               8.00%, 08-01-05 @ 101.598                                                                         3,555,930
     3,500     Tele-Communications, Inc., Deb 9.80%,
               02-01-12 @ 114.459                                                                                4,006,065
     2,000     Tenaga Nasional Berhad, Notes 7.625%,
               04-29-07 @ 102.790                                                                                2,055,800
                                                                                                          ----------------
                                                                      TOTAL CORPORATE BONDS
                                                                         (Cost $79,940,801)                     81,042,540
                                                                                                          ----------------

CANADIAN GOVERNMENT
OBLIGATIONS (0.23%)
$    5,000     Quebec, Province of, Deb 7.50%,
                 07-15-23 @ 98.311                                                                       $       4,915,550
                                                                                                          ----------------
                                                                  TOTAL CANADIAN GOVERNMENT
                                                                                OBLIGATIONS
                                                                          (Cost $4,822,000)                      4,915,550
                                                                                                          ----------------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (3.53%)
     9,367     Federal Home Loan Mort. Corp.
               Sr Sub 7.50%, 07-01-26 @ 101.562                                                                  9,513,079
     5,000     Federal Home Loan Mort. Corp.
               Sr Sub 8.00%, 12-15-08 @ 103.843                                                                  5,192,150
     9,325     Federal National Mort. Assn. Sr Sub
               6.50%, 02-01-12 @ 98.094                                                                          9,147,086
     4,896     Government National Mort. Assn.,
               8.00% 08-15-24 @ 102.530                                                                          5,019,535
     4,817     Government National Mort. Assn., 7.50%
               07-15-26 @ 100.281                                                                                4,831,038
     4,923     Government National Mort. Assn., 7.50%
               11-15-26 @100.281                                                                                 4,936,457
    12,000     United States Treasury, Note 7.75%,
               12-31-99 @ 103.578                                                                               12,429,360
     6,000     United States Treasury, Note 6.25%,
               01-31-02 @ 99.453                                                                                 5,967,180
     8,000     United States Treasury, Note 6.625%,
               03-31-02 @ 100.906                                                                                8,072,480
       225     United States Treasury, Bond 10.75%,
               08-15-05 @ 126.125                                                                                  283,782
     3,000     United States Treasury, Bond 12.00%,
               08-15-13 @ 140.766                                                                                4,222,980
     4,000     United States Treasury, Bond 8.125%,
               08-15-19 @ 114.078                                                                                4,563,120
     3,000     United States Treasury, Bond 6.625%,
               02-15-27 @ 97.844                                                                                 2,935,320
                                                                                                          ----------------
                                                             TOTAL UNITED STATES GOVERNMENT
                                                                   AND AGENCIES OBLIGATIONS
                                                                         (Cost $76,801,568)                     77,113,567
                                                                                                          ----------------
      PAR VALUE
        (000s                                                                                INTEREST         MARKET
       OMITTED)                                                                                RATE            VALUE
      ---------                                                                              --------     ----------------
SHORT-TERM INVESTMENTS (4.46%)
$  97,314     Joint Repurchase Agreement (4.46%)
              Investment in a joint repurchase
              agreement transaction with
              Toronto Dominion Securities USA,
              Inc. - Dated 06-30-97, Due
              07-01-97 (secured by U.S.
              Treasury Notes, 5.625% thru
              8.125% Due 07-31-97 thru
              11-15-04) - Note A                                                                  5.97%    $    97,314,000
                                                                                                          ----------------
Corporate Savings Account (0.00%)
              Investors Bank & Trust Company
              Daily Interest Savings Account
              Current Rate 4.95%                                                                                     1,019
                                                                                                          ----------------
                                                              TOTAL SHORT-TERM INVESTMENTS  (     4.46%)        97,315,019
                                                                                                          ----------------
                                                                         TOTAL INVESTMENTS  (    99.84%)   $ 2,178,903,657
                                                                                             ==========   ================

NMF = No Meaningful Figure
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See Notes to Financial Statments.




Notes to Financial Statements

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Balanced Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000 (c) 0.50% of the next $1,000,000,000 and
(d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000. The Adviser has entered into a sub-advisory agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services for the stock portion of the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $1,730,804. Out of this amount, $282,398 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $689,157 was paid as sales commissions to unrelated broker-dealers and $759,249 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1997 contingent deferred sales charges paid to JH Funds amounted to $495,243.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of The Berkeley Financial Group. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investment to cover the deferred compensation had unrealized appreciation of $15,319.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $528,036,282 and $448,859,907, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $250,932,503 and $284,160,667, respectively. The cost of investments owned at June 30, 1997 (excluding the corporate savings account), for federal income tax purposes was $1,605,562,691. Gross unrealized appreciation and depreciation of investments aggregated $576,337,231 and $2,997,284, respectively, resulting in net unrealized appreciation of $573,339,947.



Historical Data (Unaudited)
The table below shows the record of the Fund during the past periods.
---------------------------------------------------------------------

 CLASS A                           PER SHARE
  YEAR                ------------------------------------------
 ENDED     SHARES      DIVIDENDS     NET ASSET   CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME     VALUE      DISTRIBUTION
-------- -----------  -----------    ---------   ---------------
 1985     2,105,220     $.53          $11.31        $.44
 1986     2,807,182      .55           12.36         .87
 1987     3,701,248      .58           10.96         .90
 1988     4,099,131      .60           11.19         .38
 1989     5,274,426      .61           12.60         .58
 1990     6,991,411      .59           11.94         .60
 1991    13,560,178      .53           14.31         .67
 1992    59,053,529      .45           14.78         .09
 1993    83,332,510      .42           15.10         .09
 1994    76,585,860      .46           14.24         .11
 1995    71,652,920      .40           17.87         .08
 1996    73,390,083      .36           19.48        1.16
 1997*   72,009,337      .16           22.53          --


 CLASS B                           PER SHARE
  YEAR                ------------------------------------------
 ENDED     SHARES      DIVIDENDS     NET ASSET   CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME     VALUE      DISTRIBUTION
-------- -----------  -----------    ---------   ---------------

 1994(1)  8,996,738     $.36          $14.24        $.11
 1995    14,432,679      .28           17.86         .08
 1996    20,888,201      .22           19.46        1.16
 1997*   23,102,596      .08           22.51          --


 CLASS C                           PER SHARE
  YEAR                ------------------------------------------
 ENDED     SHARES      DIVIDENDS     NET ASSET   CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME     VALUE      DISTRIBUTION
-------- -----------  -----------    ---------   ---------------
 1993(1)    674,320     $.34          $15.11        $.09
 1994     1,062,699      .51           14.24         .11
 1995     1,116,297      .46           17.87         .08
 1996     1,510,614      .43           19.48        1.16
 1997*    1,762,648      .20           22.54          --

(1) Class B and Class C shares commenced operations on January 3, 1994 and May 7, 1993, respectively.
  * For the period ended June 30, 1997.



Dividend Increases (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of June 30, 1997.
------------------------------------------------------------------

                                         PERCENT OF
COMPANY                              DIVIDEND INCREASE
---------------------------          -----------------
AFLAC Corp.                                 15.0%
Abbott Laboratories, Inc.                   12.5
American International Group                17.6
AMP, Inc.                                    4.0
Archer-Daniel Midland Co.                    5.0
Automatic Data Processing, Inc.             15.0
BB&T Corp.                                  14.8
BankOne Corp.                               11.8
Baxter International, Inc.                   0.4
Bemis Company, Inc.                         11.1
BetzDearborn, Inc.                           1.4
Century Telephone Enterprise, Inc.           2.8
ConAgra, Inc.                               14.7
CoreStates Financial Corp.                  11.9
Dover Corp.                                 13.3
DuPont (E.I.) De Nemours & Co.              10.5
Duke Energy Corp.                            3.9
Ecolab, Inc.                                14.3
Electronic Data Systems Corp.               15.4
Emerson Electric Co.                        10.2
Exxon Corp.                                  3.8
Federal Signal Corp.                        15.5
First Tennessee National Corp.              13.2
First Union Corp.                           11.5
Frontier Corp.                               2.4
Gannett Co., Inc.                            2.9
General Electric Co.                        13.0
General RE Corp.                             7.8
Grainger (W.W.), Inc.                        1.1
Hewlett Packard Co.                         16.7
Home Depot, Inc.                             1.3
Ikon Office Solutions, Inc.                  7.7
Illinois Tool Works, Inc.                   26.3
Interpublic Group, Inc.                     14.7
Johnson & Johnson                           15.8
Kimberly-Clark Corp.                         4.3
Leggett & Platt, Inc.                        8.5
Lilly (Eli) & Co.                            5.1
Masco Corp.                                  5.3
McGraw-Hill Companies, Inc.                  9.1
Medtronic, Inc.                             15.8
Merck & Co., Inc.                            5.0
Mobil Corp.                                  6.0
National Fuel Gas Co.                        3.6
NationsBank Corp.                           13.8
Norwest Corp.                               11.1
Nucor Corp.                                 25.0
Parker-Hannifin Corp.                       12.5
Pentair, Inc.                                8.0
Pep Boys - Manny, Moe, & Jack (The)         14.3
PepsiCo, Inc.                                8.7
Philip Morris Cos., Inc.                    20.0
Pitney Bowes, Inc.                          15.9
PPG Industries, Inc.                         3.1
Questar Corp.                                3.4
Reliastar Financial Corp.                   10.7
Rockwell International Corp.                 5.5
RPM, Inc.                                    8.3
SBC Communications, Inc.                     4.1
Schulman A., Inc.                           10.5
Sigma-Aldrich Corp.                         13.6
Sonoco Products Corp.                        9.1
Sysco Corp.                                 15.4
Union Electric Co.                           1.6
Wal-Mart Stores, Inc.                       28.6
Worthington Industries, Inc.                 8.3
                                    ------------
The average dividend increase for
this group was                              10.2%
                                    ============



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